SUN TECHNOLOGY ENTERPRISES, INC.
                       DEVELOPMENT AND PURCHASE AGREEMENT

This Agreement is made and entered into by and between Sun Microsystems, Inc., a Delaware corporation having its principal place of business at 2550 Garcia Avenue, Mountain View, California 94043 and acting by and through the SunConnect unit of its subsidiary Sun Technology Enterprises, Inc. ("SunConnect"), and Network Peripherals Inc., a California corporation having its principal place of business at 1371 McCarthy Boulevard, Milpitas, CA 95035 ("NP").

1.0           DEFINITIONS

              1.1 "Administrator(s)" means the individuals listed in Section 28 below, or an individual designated by such Administrator.

              1.2 "BOM" means the Bill of Materials describing the OEM Products as they are to be delivered to SunConnect set forth in Exhibit A-4, which may be modified with the mutual written agreement of each party's Administrator.

              1.3 "Development Deliverable" means each deliverable required pursuant to the Development Schedule and Deliverables.

              1.4 "Development Schedule and Deliverables" means the schedule of tasks, deliverables and completion dates set forth in Exhibit B.

              1.5 "Documentation" means the user manual and other written materials related to the OEM Products as described in the Product Specification and Development Deliverables.

              1.6 "NP Products" means the OEM Products minus the Sun-Unique Elements.

              1.7 "OEM Products" means the FDDI Adapter for the SBbus/Solaris systems product line described in the Product Specification (SunLink FDDI/S 3.x), and any additional products the parties add by mutual consent. The term "OEM Products" shall include Documentation except with respect to those instances where this Agreement separately refers to Documentation.

              1.8 "Proprietary Information" means that information which SunConnect and NP desire to protect against unrestricted disclosure or competitive use and which, if disclosed in writing, is designated as such in writing by the disclosing party or, if disclosed orally, is announced as confidential at the time of its disclosure by the disclosing party and within thirty (30) days thereafter is summarized in writing and such summary is provided to the receiving party.

              1.9 "Product Specification" means the description of the OEM Products set forth in Exhibits A, A-1 and A-2.

              1.10 "SunConnect Modification" means any modification, enhancement, extension or addition of or to the OEM Products, in source or object code form, developed by or on behalf of SunConnect (but excluding modifications developed by NP pursuant to this Agreement).

              1.11 "Sun-Unique Elements" means those elements of the OEM Products listed in Exhibit C attached hereto.

              1.12  "Service  Provider"  means an entity  which  SunConnect  has
authorized  to  provide  product   support  to  customers,   which  may  include
distributors, resellers and support partners.

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2.0           DEVELOPMENT OF OEM PRODUCTS

              2.1 Development of OEM Products. NP and SunConnect will develop and test the OEM Products in accordance with the milestones, delivery dates and testing requirements set forth in the Development Schedule and the pre-FCS "SunLink FDDI/S 3.x Quality Assurance Plan attached hereto as Exhibit A-3. Changes to the Development Schedule and/or the Product Specification may be made with the mutual written consent of the Administrators of both parties.

              2.2 * "Confidential portion has been omitted and filed separately with the Commission."

              2.3 Acceptance of Deliverables. SunConnect shall acknowledge in writing or by electronic mail its receipt of each Development Deliverable. SunConnect will notify NP as soon as possible whether the Development Deliverable is accepted or rejected, provided that each Development Deliverable will be deemed automatically accepted if SunConnect's Administrator fails to notify NP in writing that SunConnect accepts or rejects such deliverable within thirty (30) days from the date of its delivery.

              2.4  Correction of Errors in  Deliverables.  If, within the thirty
(30) day acceptance period, SunConnect notifies NP in writing that an Development Deliverable fails to satisfy the criteria set forth in the Development Schedule or Product Specification and provides NP with a written explanation thereof, NP will have five (5) days to provide SunConnect with a revised schedule for correcting the defect(s) in the non-conforming Development Deliverable and shall promptly institute and diligently execute such corrections.

              2.5 FCS Decision. Pursuant to the Development Schedule, SunConnect is responsible for making a "Go/ No Go" decision regarding the first customer ship of the OEM Products. SunConnect will notify NP in writing of the result of the Go/ No Go decision within two days after the decision is made. If the decision is a "go," then this decision will authorize NP to begin the production phase for the OEM Products and to ship the OEM Products to SunConnect under the terms set forth below.

3.0           DOCUMENTATION

              3.1 Documentation Deliverables. Development Deliverables related to Documentation are set forth in Exhibit B.

              3.2 Post-FCS Documentation. The parties will negotiate in good faith to determine who will be responsible for writing and implementing revisions to the Documentation, and how related costs shall be allocated. NP will not distribute any modified Documentation without the prior written approval of the SunConnect Administrator.

              3.3  Quality  of  Documentation  Shipped  by NP.  The  quality  of
Documentation for the OEM Products shipped by NP at and after FCS must be comparable with the quality of the current SunLink FDDI/S 2.0 documents. (Notwithstanding the foregoing sentence, the documentation to be provided to beta sites by NP may be xeroxed copies of the beta-stage documentation delivered by SunConnect to NP.) Promptly after the Effective Date. NP will develop a quality plan to ensure that the Documentation meets the Quality requirements for post FCS documentation, and shall submit such quality plan to SunConnect's Administrator for approval. After such approval the documentation quality plan shall be attached as part of the Quality Assurance Plan described in Section 8.1 below. SunConnect shall also have the right to approve the quality of the completed Documentation prior to shipment.

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4.0.           OWNERSHIP

              4.1 * "Confidential portion has been omitted and filed separately with the Commission."


              4.2 * "Confidential portion has been omitted and filed separately with the Commission."

5.0           MAINTENANCE, SUPPORT AND TRAINING.

              5.1 Support to Customers. Customer support for OEM Products, SunLink FDDI/S 1.0 and SunLink FDDI/S 2.0 products shall be provided as set forth in Exhibit E.

              5.2 OEM Product Repair and Replacements Under Warranty. If a SunConnect Service Provider receives an OEM Product which is eligible for warranty service by NP under NP's warranty set forth in Section 23 below, then the Service Provider will return such OEM Product to NP for repair or replacement, and NP shall repair or replace such OEM Product in accordance with the warranty provided under Section 23.

              5.3 OEM Product Repair and  Replacements  Out of Warranty.  Repair
and Replacement Prices for OEM Products which are not eligible for service under NP's warranty ("Out of Warranty OEM Products") are set forth in Exhibit F. NP will replace Out of Warranty OEM Products for SunConnect and SunConnect's Service Providers, and will repair Out of Warranty OEM Products for SunConnect, SunConnect's Service Providers, customers, distributors and resellers in accordance with the procedures and prices in Exhibit F.

              5.4 TOI. NP will provide SunConnect with the information described in the "Transfer of Information" attached as Exhibit E, and will comply with the procedures set forth therein. NP hereby grants SunConnect an unrestricted, fully-paid license to use, duplicate, and distribute any TOI materials in whatever fashion SunConnect or its Service Providers deem useful to provide traning in the use of the OEM Products.

6.0 * "Confidential portion has been omitted and filed separately with the Commission."

7.0           DISTRIBUTION OF NP PRODUCTS

              7.1 No Distribution of OEM Products by NP. NP may not sell or distribute the OEM Products, or any other products containing any SunConnect-Unique Element without the express written consent of the SunConnect Administrator.

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8.0           PRODUCTION OF OEM PRODUCTS

              8.1 Quality Assurance. Attached hereto as Exhibit J is NP's Quality Systems Manual for FCS and subsequent shipments for ensuring quality standards of the OEM Products.

              8.2 NP  Responsibilities.  Except as set for in Section 8.3 below,
NP will be responsible for all aspects of manufacturing, assembling, testing, packaging and delivery of the OEM Products to the SunConnect-designated location(s). Each OEM Product delivered to SunConnect will meet the requirements set forth in Exhibits A (Product Specifications), B (Development Schedule and Deliverables), A-4 (BOM), J (Quality Systems Manual), K-1 (Inbound)Outbound Packaging Requirements), K-2 (Engineering Specification for Part Identification Label), K-3 (Corporate Shipping Container Graphics Guideline), K-4 (Shipping Carton Color Standard), K-5 (Specification for A SunConnect Color: SunConnect Medium Purple), K-6 (Routing Guide) and Section 15 (Trademark License). SunConnect shall have the right, on reasonable notice, to audit NP's premises and records to verify compliance with these requirements. At least thirty (30) days prior to NP's distribution of the first copy of each commercial release of an OEM Product bearing the Sun Trademarks and Trade Dress (as defined in Section 15 below), NP shall provide SunConnect's Administrator with written certification that NP has adequately reviewed and tested such OEM Product and that it conforms to the requirements of this Section 8.2. NP shall keep written records of such testing and make them available to SunConnect promptly upon written request.

              8.3      Other Responsibilities.

                       a. Compact Disks. SunConnect will initially be responsible for the mastering of the compact disk to be included in the OEM Products. NP will purchase the compact disks from SunConnect's vendor in accordance with Section 8.11. (Nothing herein shall be deemed to limit SunConnect's right to continue to order and purchase products from the vendors fisted in Exhibit M.) After the FCS of the OEM Products, NP will use its best efforts to identify and reach terms with a compact disk manufacturer within nine
(9) months of the Effective Date, pursuant to which NP would master compact disks without SunConnect's assistance. NP will promptly provide SunConnect's Administrator with the details of such agreement, including without limitation all pricing terms. SunConnect may, at its option and in its sole discretion, authorize NP to master compact disks directly, subject to SunConnect's approval of content and quality.

                       b. Packaging Artwork. SunConnect shall design the artwork for the OEM Product packaging. The completed artwork is a SunConnect Deliverable to NP.

              8.4 Copyright Notices. The Documentation shall bear a copyright notice in the form (C)Sun Microsystems 19__. NP shall put a copyright notice on the software components of the OEM Products and NP Products incorporating the SunLink Source Code stating (C)Network Peripherals 19__, portions (C)Sun Microsystems 19__. NP may put an NP copyright notice on the board component of the OEM Products.

              8.5 NP Improvements. NP agrees to keep SunConnect informed of any improvements to of replacements for existing NP Products or OEM Products planned to be made available during the term of this Agreement. NP agrees to notify SunConnect's Administrator of such improvements in writing not less than 90 days prior to shipment of NP Products incorporating such improvements to third parties or customers and shall make available such improvements for OEM Products at no charge to SunConnect, provided that such improvements do not significantly affect the form, fit and function of the OEM Product in ways that differ from any change in the form, fit or function of the corresponding NP Product. SunConnect may elect to incorporate such improvements into the OEM Products by notifying NP in

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writing within 30 days after notification of such improvements. If SunConnect so notifies NP within the 30 day period, then NP will ensure that any NP Improvements are incorporated into OEM Products at least as early as they am incorporated into NP Products. The terms of Section 10.2 * "Confidential portion has been omitted and filed separately with the Commission." will continue to apply to any improved OEM Products.

              8.6 NP Modifications. NP will not implement any changes in design or manufacture that might affect form, fit or function of the OEM Products, including without limitation, changes in performance, maintenance procedures, interchangeability, interconnectability, reliability or compatibility of OEM Products, without the prior written consent of a SunConnect Administrator and such consent shall not be unreasonably withheld.

              8.7       Mandatory Changes.

                       a. "Mandatory Changes," as used herein means any change necessary to ensure that OEM Products comply with the following standards, as such standards are constituted on the date of shipment: (1) the Product Specification; (2) applicable laws or regulations; or (3) recognized and accepted commercial safety standards for similar products. NP will. at its own expense, supply SunConnect or SunConnect's Service Providers (as directed by SunConnect) parts kits and detailed rework instructions for all OEM Products purchased by SunConnect affected by any Mandatory Change, regardless of whether such OEM Products have been delivered to SunConnect, its customers, resellers or distributors.

                       b. If a Mandatory Change requires replacement of products already delivered to SunConnect's customers, resellers and distributors, then SunConnect or SunConnect's Service Provider(s) shall implement such replacements in accordance with the reasonable instructions provided by NP. NP shall be responsible for all necessary and reasonable costs incurred by SunConnect or its Service Provider(s) in any replacement of products delivered to SunConnect's customers, distributors and resellers which is required by Section 8.7(a).

              8.8       O/S and Platform Changes.

                       (a) "Systems Changes," as used herein means any change necessary to ensure that NP Products remain compatible with new versions of the Sun Operating System and new versions of the Sun platform. NP will use its best commercial efforts to develop Systems Changes. NP agrees to notify SunConnect within a reasonable period of time after the release of a new version of the Sun Operating System or Sun Platform of Systems Changes planned for the NP Products and shall make available such System Changes for OEM Products at no charge to SunConnect. SunConnect may elect to incorporate System Changes into the OEM Products by notifying NP in writing within 30 days after notification of such System Changes. If SunConnect so notifies NP within the 30 day period, than NP will ensure that any System Changes are available incorporated into OEM Products at least as early as they are incorporated into NP Products. The terms of
Section 10.2 * "Confidential portion has been omitted and filed separately with the Commission." will continue to apply to any revised OEM Products.

                       (b) When Systems Changes am not planned for the NP Products, then SunConnect may request such changes in accordance with Section
8.9 and the parties will mutually develop a development schedule.

                       (c) NP will perform all required compatibility testing for all new Sun Operating Systems and new Sun platforms at NP's expense. SunConnect will provide NP with the necessary equipment and operating system software to perform such testing.

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               8.9     SunConnect Requested and Required Changes.

                       a. SunConnect may, at any time, require changes in writing to any of the following: method of shipment or packing; place of delivery, or the Exhibits marked with an * in Section 29.8 ("Required Change"). In addition, SunConnect may, at any time, request changes to applicable drawings, designs or specifications, or to ensure compatibility with other new or modified SunConnect products ("Requested Change").

                       b. If a Required or Requested Change causes an increase in the cost or the time required by NP for performance of any purchase order issued under this Agreement and NP so notifies SunConnect in writing, then if SunConnect wishes such Requested or Required Change to be made, an equitable adjustment will be made in the price or delivery schedule or both and the Agreement and/or any applicable purchase order will be modified accordingly in writing. Claims by NP for adjustment due to a SunConnect Requested or Required Change order must be made within fifteen (15) days from the date of NP's receipt of the change order; provided, however, that such period may be extended upon the written approval of SunConnect.

                       c. If any SunConnect Requested or Required Change requires reworking of any OEM Product already delivered to SunConnect, NP will, at SunConnect's expense, supply components for all OEM Products purchased by SunConnect affected thereby.

              8.10 NP Purchase from SunConnect Suppliers. NP may purchase specific components for the OEM Products from specified SunConnect suppliers as SunConnect's authorized sub-contractor as set forth on Exhibit M. NP shall comply with all applicable provisions of the SunConnect contract with such suppliers. SunConnect agrees to provide NP with the text of applicable provisions. All items so purchased must be used in OEM Products, and may not be used in NP Products or other products without the express written consent of SunConnect.

              8.11 NP Sub-Contractors. NP may subcontract the production of components of the OEM Products to suppliers, provided that each such supplier agrees to and fulfills all quality and compliance requirements set forth in this Agreement and its Exhibits.

              8.12 Future Cooperation. The parties agree to work together to evaluate and develop new technologies and products for FDDI network interface cards as mutually agreed to. If new products are developed, the parties will negotiate an agreement with terms as similar as possible to this Agreement, except that product specifications, pricing and leadtimes may be different for such new products.

9.0           PURCHASE OF OEM PRODUCTS

              9.1 Orders. SunConnect shall order OEM Products by telecopier, telephone, electronic data interchange ("EDI") as specified in Section 16.3, and/or in writing on SunConnect's standard purchase order form. Each telephone order shall be confirmed by a hard-copy purchase order within five (5) days after the placement of such telephone order. All orders for OEM Products will be governed by this Agreement and shall not be governed by the terms of SunConnect's or NP's purchase order, acceptance or other form documents. This Agreement does not constitute a purchase order SunConnect shall be liable under this Agreement only for those OEM Products covered by a SunConnect purchase order.

              9.2 Sale to SunConnect Subcontractors. NP shall sell and license OEM Products under the pricing and terms set forth in this Agreement to SunConnect-designated subcontractors ("Subcontractors") upon express written authorization by SunConnect. SunConnect shall be liable to pay only for OEM Products ordered by and invoiced directly to SunConect and shall not be liable to pay for

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any OEM Products ordered by Subcontractors. All purchases made by Subcontractors shall be added to SunConnect's cumulative volume of OEM Products purchased.

              9.3 Forecasts. SunConnect shall supply a six month rolling forecast by the 10th day of each month, with the first two months broken out by week. The first two months shall be backed by a purchase order which is non-cancelable. The third month of the forecast is a firm commitment, which may be rescheduled as specified in Section 14.1.

              9.4 SoftwarelFirmware License. With respect to OEM Products which contain NP software and/or firmware (Software'). NP hereby grants to SunConnect a perpetual, nontransferable, nonexclusive license to use, market, distribute and sublicense the use of the Software in object code form only, and to authorize others to do the foregoing, solely in conjunction with the sale, license, loan of distribution of the OEM Products.

              9.5 * "Confidential portion has been omitted and filed separately with the Commission."

10.0          PRICE OF OEM PRODUCT(S).

              10.1 Pricing. The prices and applicable discounts for the OEM Products are specified in Exhibit N. The prices set forth in Exhibit N do not include freight or taxes, and all applicable federal, state and local sales or use taxes shall be separately stated on NP's invoice. SunConnect shall be liable to NP for the payments of such sales or use taxes only if SunConnect has failed to comply with the statutory resale tax certificate requirements of states where appropriate.

              10.2 * "Confidential portion has been omitted and filed separately with the Commission."

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              10.3 * "Confidential portion has been omitted and filed separately with the Commission."

              10.4 Price Notification. During the tenth week of each calendar quarter, NP will provide to a SunConnect Administrator a written confirmation of the price of each OEM Product and component thereof, as such price has been determined in accordance with Sections 10.1 10.3. NP will provide such price confirmation whether or not any price has changed from the previous quarter. The prices set forth in such notification will be deemed accepted if SunConnect fails to notify NP in writing of any disagreement within 10 days after receipt of the notification by the SunConnect Administrator.

              10.5 Special Requests. If SunConnect requests NP to manufacture or deliver OEM Products to SunConnect on special terms which will cause an increase in the manufacturing cost to NP, then NP shall notify the SunConnect Administrator in writing, specifying the additional costs and available options. SunConnect shall have 10 day to accept or reject such additional costs. Failure to respond shall be deemed a rejection of such additional costs and such special terms.

11.0          SHIPMENT AND DELIVERY

              11.1 Leadtimes and Delivery Dates. Leadtimes for OEM Products are set forth in Exhibit N. NP agrees to accept and deliver the full quantity of OEM Products ordered on the delivery dates requested by SunConnect, to the extent that such dates are in conformance with leadtimes set forth in Exhibit N, or otherwise mutually-agreed to delivery dates ("Agreed Delivery Date"). If SunConnect requests delivery dates earlier than the leadtimes set forth in Exhibit N, NP agrees to use commercially reasonable efforts to meet such requested delivery dates or to propose the earliest possible alternate delivery dates.

              11.2 Delayed Delivery Dates. If NP is unable to deliver OEM Product on the Agreed Delivery Date, NP shall promptly notify the appropriate SunConnect materials management personnel (as identified by the SunConnect Administrator), giving SunConnect a new delivery date. SunConnect may, at its option, (1) accept the new delivery date, (2) reschedule the purchase order, (3) require NP, at NP's expense, to use any expedited transportation methods that are available to deliver the OEM Products to SunConnect or a designated customer via Drop Ship as quickly as possible, or, if new date is greater than 5 days after Agreed Delivery Date, (4) cancel the purchase order without liability. In all cases, NP agrees to respond to SunConnect's purchase orders within 3 days after receipt. Time is of the essence with respect to this agreement.

              11.3 Overshipments. SunConnect will pay only for quantities ordered. At SunConnect's option, overshipments will be returned to NP at NP's risk freight collect. NP shall credit SunConnect with the amount of outbound freight attributable to such returned overshipments.

              11.4 Early  Shipments.  For OEM Products  delivered more than five
(5) days in advance of the Agreed Delivery Date(s), SunConnect may (i) return such OEM Products to NP freight

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collect,  or (ii) accept such OEM Products  with  payment  based upon the Agreed
Delivery Date(s) and not the date of receipt by SunConnect.

              11.5 Partial Deliveries. NP shall use reasonable efforts to deliver the full number of OEM Products ordered by SunConnect on the Agreed Delivery Date(s). If NP is unable to deliver the full number of OEM Products ordered, NP shall notify SunConnect promptly, and SunConnect shall consent to such partial delivery provided that the Agreed Delivery Date is met for the deliverable portion. Partial deliveries shall be separately invoiced by NP and paid for by SunConnect without regard to subsequent deliveries. The undelivered portion of the order shall be subject to the terms of Section 11.2.

              11.6 * "Confidential portion has been omitted and filed separately with the Commission."

               11.7     Shipping Documents and Markings.

                       a. Shipping labels and containers must comply with the requirements set forth in Section 8.2 above.

                       b. Shipping documentation must be complete and accurate. This documentation must include the SunConnect part number, the manufacturer's part number, the total quantity shipped, the SunConnect purchase order number, the number of shipping containers in the delivery, the quantity per shipping container, indication of partial/complete shipment and the waybill/Bill of Lading number.

              11.8 Shipping Reports. NP will deliver to SunConnect shipping reports specified in Exhibit O.

              11.9 * "Confidential portion has been omitted and filed separately with the Commission."

              11.10  *   "Confidential   portion  has  been  omitted  and  filed
separately with the Commission."

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              11.11 Import and Export Licenses. NP shall provide all information under its control which is necessary or useful for SunConnect to obtain any export or import licenses required for SunConnect to ship or receive OEM Products, including, but not limited to, U.S. customs certificates of delivery, affidavits of origin, and U.S. Federal Communications Commissions identifier, if applicable. The parties agree not to export or re-export, or cause to be exported or re-exported, the OEM Product, any technical data of any kind received hereunder, or the direct product of such technical data, without complying with the laws of the United States, regulating the same.

              11.12 End of Term Orders. Purchase orders placed by SunConnect prior to the end of the Term for which the Agreed Delivery Date(s) are after the end of the Term shall continue to be governed by the terms and conditions of this Agreement.

12.0          PAYMENT

              12.1 Invoice Contents. Upon shipment of OEM Products ordered, NP will submit an invoice showing invoice number and date, remit to address, the purchase order number, SunConnect part number, description of each OEM Product, quantity of each OEM Product, unit prices, each applicable tax and extended totals.

              12.2 Payment of Invoice. SunConnect shall be invoiced upon shipment of OEM Product and shall pay each invoice when due. Payment terms are * "Confidential portion has been omitted and filed separately with the Commission." days after shipment to SunConnect's "Ship to" location of the OEM Product covered by the invoice, unless SunConnect notifies NP prior to the payment due date that such OEM Products am defective or nonconforming in any manner.

              12.3 Payment Not Acceptance. SunConnect's payment of an invoice does not constitute acceptance of OEM Products. Invoices will be subject to adjustment for errors, shortages, defects in OEM Products or other failure of NP to meet the requirements of this Agreement.

13.0          ACCEPTANCE AND QUALITY

              13.1 Compliance with Standards. Each OEM Product delivered to SunConnect shall meet all requirements set forth in Section 8.2. SunConnect shall not be required to accept any such OEM Product which does not meet such standards.

              13.2 Audits. SunConnect or its agent may perform reasonable source inspection and quality assurance audits at NP's facility. SunConnect retains the right to periodically audit NP's facilities and records to validate incoming quality data, test yield data and manufacturing yield data.

              13.3 Quality Reports. Within 7 days after the end of each month, NP shall provide to a SunConnect Administrator a written quality report in a form approved by a SunConnect Administrator for the immediately preceding month.

              13.4 Effect of Defects. If any of the OEM Products are defective in material or workmanship or are otherwise not in conformity with the requirements of this Agreement, NP and SunConnect will work together to develop a plan to correct such defects or nonconformities. If a plan has not been agreed to within five (5) business days, then SunConnect may either:

                       a. Reject and return an entire lot(s) for replacement in which event NP shall, at NP's expense, replace Product(s) within twenty (20) working days;

                       b. Perform one-hundred percent (100%) testing, at NP's expense, retain all conforming Product and reject all nonconforming Product. Any Product that has been rejected or required to be corrected must be replaced or corrected by and at the expense of NP promptly after notice; or

                       c. Accept it with a mutually agreed-upon adjustment in price.

              13.5 Returns. NP shall issue a Return Material Authorization ("RMA") within two (2) business days after SunConnect's request to return defective OEM Products pursuant to the product warranty procedure as described under Section 23. Any additional terms of the RMA procedure shal1 be mutually agreed to between the parties. SunConnect shall include the RMA number with all returns.

14.0          RESCHEDULING AND CANCELLATION.

              14.1 Rescheduling. SunConnect may reschedule all or any part of any purchase order or forecast under this Agreement for a new delivery date up to ninety (90) days after the Agreed Delivery Date in accordance with the limits as follows:

------------------------------------- ---------------------------------- -----------------------------------
Number  of  Days   Prior  to  Agreed  Maximum  Dollar Value of Purchase  Date  on  Which  Delivery  Must Be
Delivery Date  Reschedule  Notice is  Order Which May Be Rescheduled     Accepted
Received
------------------------------------- ---------------------------------- -----------------------------------
            61 - 90 Days              * "Confidential portion has been omitted and filed separately with the Commission."

------------------------------------- ----------------------------------------------------------------------
            0 - 60 Days               * "Confidential portion has been omitted and filed separately with the Commission."

------------------------------------- ----------------------------------------------------------------------


Purchase orders may not be rescheduled more than twice.

                       14.2 * "Confidential portion has been omitted and filed separately with the Commission."

                       14.3 * "Confidential portion has been omitted and filed separately with the Commission."

                       14.4 * "Confidential portion has been omitted and filed separately with the Commission."

15.0          TRADEMARK LICENSE

              15.1 Trademarks And Trade Dress. The packaging, artwork. documentation and other materials provided to NP by SunConnect hereunder may contain Sun Microsystems, Inc. ("Sun") trademarks and or trade dress requirements ("Sun Trademarks and Trade Dress").

              15.2 Grant Of License. SunConnect grants to NP a non-exclusive, royalty-free, nontransferable license for the term of this Agreement to reproduce the Sun Trademarks and Trade Dress in the United States (the "territory") solely for the purpose of producing the OEM Products for delivery to

SunConnect hereunder. NP is granted no other right, title or license. In particular, NP shall not use the Sun Trademarks or Trade Dress on any item other than the OEM Products; shall not deliver any item marked with the Sun Trademarks or Trade Dress to any entity other than SunConnect or its affiliated companies unless specifically directed in writing by SunConnect's Administrator; and shall have no right to sublicense the Sun Trademarks or Trade Dress.

              15.3 Territory. NP shall not use the Sun Trademarks or Trade Dress outside the United States (the "Territory") without the prior written consent of Sun's Administrator. SunConnect may refuse to extend the Territory in its sole discretion.

              15.4 Quality Standards. NP shall use the Sun Trademarks and Trade Dress only on Software Products that conform to the standards set forth in
Section 8.2, including the certification requirement therein.

              15.5 Trademark Usage. NP shall not modify the Sun Trademarks or Trade Dress in any fashion whatsoever without written instructions from Sun's Administrator. NP will not place any NP or third party trademark, trade name, logo or other identifying material on the OEM Products without the written consent of SunConnect's Administrator.

              15.6 Protection Of The Sun Trademarks. Sun is the sole owner of the Sun Trademarks and Trade Dress and all goodwill associated therewith. NP's use of the Sun Trademarks and Trade Dress inures solely to the benefit of Sun. NP shall not do anything that might harm the reputation or goodwill of the Sun Trademarks or Trade Dress. NP shall not challenge Sun's rights in or attempt to register the Sun Trademarks or Trade Dress, or any other name or mark owned by Sun or substantially similar thereto. NP shall take no action inconsistent with Sun's ownership of the Sun Trademarks and Trade Dress. if it at any time NP acquires any rights in, or registration or application for, the Sun Trademarks or Trade Dress by operation of law or otherwise, it will immediately upon request by Sun or SunConnect and at no expense to Sun or SunConnect, assign such rights, registrations, or applications to Sun, along with any and all goodwill associated with the Sun Trademarks and Trade Dress. The parties agree and acknowledge that Sun remains responsible for the protection and maintenance of the Sun Trademarks and Trade Dress. NP will, if requested by SunConnect, provide assistance in matters relating to this Trademark License, including but not limited to (a) giving prompt written notice to SunConnect's Administrator of any known or potential infringement of the Sun Trademarks or Trade Dress, and (b) cooperating with SunConnect in the preparation and execution of any documents necessary to record this Trademark License with the appropriate trademark authorities. SunConnect shall reimburse NP for the reasonable costs associated with providing such assistance, except to the extent that any such costs result from a breach of this Agreement by NP, NP shall not commence any action regarding the Sun Trademarks or Trade Dress without SunConnect's prior written consent.

              15.7 Disclaimer Of Warranties By SunConnect. SUNCONNECT MAKES NO WARRANTIES OF ANY KIND RESPECTING THE SUN TRADEMARKS OR TRADE DRESS, INCLUDING THE VALIDITY OF SUN'S RIGHTS IN THE SUN TRADEMARKS OR TRADE DRESS IN ANY COUNTRY, AND DISCLAIMS ANY AND ALL WARRANTIES RELATING TO THE SUN TRADEMARKS AND TRADE DRESS THAT MIGHT OTHERWISE BE IMPLIED BY APPLICABLE LAW

              15.8 * "Confidential portion has been omitted and filed separately with the Commission."

16.0          PROGRAMS AND SERVICES

              16.1 POU/DTS Program. The parties will negotiate in good faith to develop with NP a POU/DTS Program. Such program shall be designed to supply SunConnect with OEM Product(s) that meets established quality levels and eliminate incoming inspection.

              16.2 Just In Time Delivery Program. The parties will negotiate in good faith to develop with NP a Just In Tune delivery program ("JIT"). Such JIT shall be designed to supply SunConnect with the OEM Product(s) at the time at which SunConnect requires such OEM Product(s) so as to reduce the inventory which SunConnect is required to retain in order to meet its production needs.

              16.3 Electronic Data Interchange (EDI) Program. Should SunConnect and NP enter into an EDI Program which is designed to allow SunConnect and NP to transmit electronically all data and information necessary to conduct business between the two companies, it shall be pursuant to the terms and conditions set forth in Exhibit P.

              16.4 Score Card Criteria. The Score Card is a measurement tool used to rate NP's overall performance, including, but not limited to, quality, delivery, technology, price and service. NP acknowledges that, at SunConnect's option, NP may be evaluated in accordance therewith and agrees to cooperate with SunConnect in this process. A copy of SunConnect's Score Card criteria and a sample of the ScoreCard has been provided to NP.

              16.5 Co-Marketing. The parties may enter into agreements regarding co-marketing of the OEM Products.

17.0          SAFETY COMPLIANCE AND STANDARDS

              17.1 Specification. NP warrants that each OEM Product delivered to SunConnect will meet the requirements of Section 1.4 (Compliance with standards) of Exhibit A-1 throughout the Term. Design changes on OEM Products which affect compliance status, and design changes which may be required due to a change in the compliance standards, shall be submitted by NP for reapproval at NP's cost. NP shall provide confirmation of such approvals to SunConnect's Administrator or Administrator's designee within thirty (30) days after execution of this Agreement or receipt of approval, as applicable. Such approvals must specifically identify the OEM products as SunConnect products.

              17.2 Applicable Law. NP warrants and represents that OEM Products comply with all applicable federal, state, administrative and foreign laws, statutes and regulations for all countries to which NP distributes its products. NP agrees to notify SunConnect of any post-sale warnings, retrofits or recalls which NP implements with respect to any of the OEM Products.

              17.3 ISO Certification. NP will use its best efforts to become ISO 9001 certified within 18 months from the Effective Date of this Agreement, and to remain ISO - certified throughout the term of this Agreement.

18.0         DISCONTINUED PRODUCTS

              18.1 Product Discontinuance by NP. NP will not discontinue any of the OEM Products during the Initial Term of this Agreement without the prior written consent of SunConnect's Administrator. During any renewal term, NP may discontinue the manufacture and sale of an OEM Product upon six (6) month's prior written notice to SunConnect, so long as NP does not sell such OEM Product to any other of its customers after it stops selling such OEM Product to SunConnect. Within sixty (60) days after receipt by SunConnect of written notice of such discontinuance ("Notice Date"), SunConnect may place and NP shall accept a binding. non-cancelable written commitment for such discontinued OEM Product for delivery over a one (1) year period following the Notice Date. OEM Products to be delivered during this one year period may be rescheduled as specified in
Section 14.1, provided that no OEM Product may be rescheduled for delivery after the first anniversary of the Notice Date. Discontinuance of any OEM Product shall also be subject to the provisions of Section 19 of this Agreement.

              18.2 Component Discontinuance by NP's Vendors. If NP learns that any of the components in an OEM Product is being discontinued and cannot be replaced with a component with similar functionality at the same or lesser cost, then NP shall notify the SunConnect Administrator. NP will use all reasonable commercial efforts to develop an appropriate solution, subject to SunConnect's reasonable approval.

              18.3  Product   Discontinuance   by  SunConnect.   SunConnect  may
discontinue any OEM Product on six (6) months notice to NP.

19.0 * "Confidential portion has been omitted and filed separately with the Commission."

20.0          PROPRIETARY INFORMATION

              20.1 Duty of Non-Disclosure. Each party shall, at all times during the term of this Agreement and for five (5) years thereafter, keep in confidence and trust all of the other's Proprietary Information disclosed to it and shall not use such Proprietary Information other than as permitted under the terms of this Agreement, nor shall either party disclose Proprietary Information of the other to any third party except as permitted hereunder without the prior written consent of the disclosing party. Both parties acknowledge that information disclosed orally and announced at the time of such disclosure which is specific to the design and properties of the SunLink Source Code and the Escrow Materials (as defined in Section 19.4) shall be considered Proprietary Information without the need for a subsequent writing summarizing the contents of the disclosure.

              20.2 Standard of Care. Each party shall use the same standard of care to prevent disclosure of the Proprietary Information of the other party which it uses to safeguard its own valuable confidential information and/or trade secrets, and in no event km than a reasonable degree of care for such information; provided, however, that neither party shall be liable for any inadvertent or unauthorized disclosure of Proprietary Information occurring if it exercises at least the standard of care set forth above to prevent disclosure and takes reasonable steps to mitigate any damage and prevent further disclosure. Each party shall promptly notify the other if it becomes aware that the other party's Proprietary Information has been or is likely to be disclosed without authorization under this Agreement.

              20.3 Advising Employees. Each party dull inform its employees having access to the Proprietary Information of such party's limitations, duties and obligations regarding non-disclosure and copying of the Proprietary Information and shall obtain their agreement, whether by means of existing or new agreements, to comply with those limitations, duties and obligations.

              20.4 Exceptions. Notwithstanding any provisions herein concerning non-disclosure and non-use of the Proprietary Information, neither party shall have any obligations concerning the disclosure or use of any such information which: (a) is already known to receiving party other than by previous disclosure under an obligation of confidentiality; (b) is or becomes publicly known through publication, inspection of product or otherwise and through no wrongful act of the receiving party, (c) is received from a third party without similar restriction and without breach of this Agreement, (d) is disclosed or released for disclosure by the disclosing party to others without restriction, (e) is disclosed in accordance with the specific written approval of the disclosing party; or (f) has been independently developed by the receiving party.

              20.5 Disclosure Required by Law. Either party may disclose any Proprietary Information to the extent necessary to comply with any law, regulation or other governmental requirement provided that such party previously notifies the other party so that it may take appropriate protective measures.

              20.6 Future Development. Each party to this Agreement understands that the party receiving Proprietary Information may now or in the future be developing proprietary information internally, or receiving proprietary information from third parties in confidence that may be similar to disclosed Proprietary Information. Accordingly, nothing in this Agreement shall be construed as a representation or inference that the receiving party will not develop products, for itself or others, that compete with the products, processes, systems or methods contemplated by the disclosed Confidential Information.

              20.7     Inventions.

                       a. All discoveries. improvements and inventions conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, in the performance of this Agreement ("Inventions") by SunConnect's personnel shall be the sole and exclusive property of SunConnect and SunConnect shall retain any and all rights to file any patent applications thereon. All Inventions of NP's personnel shall be the sole and exclusive property of NP and NP shall retain any and all rights to file any patent applications thereon.

                       b. * "Confidential portion has been omitted and filed separately with the Commission."

                       c. The provisions of this Section 20.7 regarding rights of ownership * "Confidential portion has been omitted and filed separately with the Commission.", sharing of expenses and licenses shall also apply to work of the parties and results obtained with respect to copyrightable subject matter, mask work rights and trade secrets.

21.0 * "Confidential portion has been omitted and filed separately with the Commission."

22.0 INSURANCE. During the term of this Agreement, NP, at its sole cost and expense, shall carry and maintain Commercial General Liability Insurance with an "A" rated company or companies insuring NP, its agents, employees or associates covering all operations of NP including, but not limited to, Products/Completed Operations and Blanket Contractual Liability specifically covering the indemnification provisions in Section 21.0, against claims for personal and bodily injury and property damage with a combined single limit of $2,000,000.

23.0          WARRANTY.

              23.1 Non-Infringement. NP hereby warrants that: (i) has the right and power to enter into this Agreement and to grant the rights and licenses granted to SunConnect hereunder; and (ii) the OEM Products will not infringe any patent, copyright, trade secret or other intellectual property right of any third party.

              23.2 Product Warranty. NP warrants that all OEM Products delivered hereunder are new, unused and will perform in accordance with the Documentation, and will achieve any function described therein, will be free from defects in design, material and workmanship and will substantially comply with the requirements of this Agreement for a period of * "Confidential portion has been omitted and filed separately with the Commission." from the date of acceptance by SunConnect of OEM Products. When any OEM Products do not meet the foregoing warranty, and SunConnect or its Service Providers so notifies NP in writing within the warranty period, NP will repair or replace the OEM Product as quickly as possible, but in no event later than twenty (20) days after receipt of notification or as otherwise agreed to between the parties. NP shall have no obligation hereunder to make repairs or cause replacements required through normal wear and tear.

              23.3 Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, NP MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY DISCLAIMED. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION ON NP'S BEHALF CONCERNING THE PERFORMANCE OF THE OEM PRODUCTS OTHER THAN AS PROVIDED IN THIS AGREEMENT.

24.           TERM AND TERMINATION

              24.1 Term. Subject to the provisions of Section 24.1 ("Assignment"), this Agreement shall commence on the Effective Date and shall continue for * "Confidential portion has been omitted and filed separately with the Commission." ("Initial Term"), and thereafter this Agreement shall be automatically renewed for additional one (1) year periods unless either party gives written notice of termination at least sixty (60) days before any anniversary of the execution date after the end of the Initial Term or unless sooner terminated in accordance with the provisions hereof (the "Term").

              24.2 Termination by Either Party. Either party may, by written notice, and/or suspend its performance under this Agreement, or cancel any purchase hereunder without penalty, if the other party:

                       a. fails to comply with any of the material terms and conditions of this Agreement, the other party may terminate this Agreement upon thirty (30) days' written notice to the defaulting party specifying any such breach, unless within the period of such notice, all breaches specified therein shall have been remedied or, for breaches which by their nature require more than thirty (30) days to remedy, the parties shall have agreed upon a plan for the defaulting party to remedy such breaches.

                       b.   becomes   bankrupt,   becomes  the  subject  of  any
proceedings seeking relief or reorganization which are not stayed within 60 days, or makes an assignment for the benefit of creditors.

              24.3 Negotiation of Disputes. Both parties agree to negotiate in good faith the settlement of any dispute that may wise under this Agreement. Pending negotiations toward settlement of any dispute, NP agrees to continue to develop, fabricate, and deliver OEM Products under the terms of this Agreement and SunConnect agrees to make payments on invoices due in accordance with
Section 12.

              24.4 Effect of Termination. If this Agreement is terminated for NP's default, SunConnect may, at its sole option require NP to transfer title and to deliver to SunConnect, in the manner and to the extent directed by SunConnect, (i) all completed OEM Products not yet delivered and (ii) any partially completed OEM Products and materials that NP has produced or acquired for the performance of the terminated portion. Payment for OEM Products and materials delivered to and accepted by SunConnect under this Section will be at a price (not to exceed the contract price) agreed upon by NP and SunConnect.

              24.5 No Damages for Termination. Neither party shall have the right to recover damages or indemnification of any nature, whether by way of lost profits, expenditures for promotion, payment for goodwill or otherwise made in connection with the business contemplated by this Agreement, due to the expiration or permitted or lawful termination of this Agreement. EACH PARTY WAIVES AND RELEASES THE OTHER FROM ANY CLAIM TO COMPENSATION OR INDEMNITY FOR TERMINATION OF THE BUSINESS RELATIONSHIP UNLESS SUCH TERMINATION IS IN BREACH OF THIS AGREEMENT.

25.0 LIMITATION OF LIABILITY. EXCEPT FOR DAMAGES ARISING UNDER SECTION 21 * "Confidential portion has been omitted and filed separately with the Commission.", IN NO EVENT WILL EITHER SUNCONNECT OR NP BE LIABLE TO THE OTHER FOR THE OTHER'S SPECEAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES HOWEVER CAUSED, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

26.0 RELATIONSHIP OF PARTIES. Neither party shall have, or shall represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. Nothing stated in this Agreement shall be construed as constituting NP and SunConnect as partners, joint venturers, or as creating the relationships of employer and employee, franchiser and franchisee, master and servant, or principal and agent.

27.0 PUBLICITY. Neither party shall publicize or disclose the existence or terms and conditions of this Agreement, or any transactions hereunder, without the express, prior written consent the other party, except as required by applicable law or regulation.

28.0 ADMINISTRATION. SunConnect and NP shall, each assign a primary and secondary individual to administer this Agreement throughout its term. Each party shall inform the Administrator of the other in writing of a change of Administrator or such Administrator's address or telephone number. SunConnect's Administrators shall be:

                       PRIMARY ADMINISTRATOR
                                         Michael Hutchings
                                         SunConnect Technology Enterprises, Inc.
                                         2475 Garcia Avenue, M/S MTV 14-40
                                         Mountain View, CA 94043
                                         Ph: (415) 336-1005
                                         Fax: (415) 336-3156

                       SECONDARY ADMINISTRATOR
                                         Philippe Monot
                                         Sun MicroSystems, Inc.
                                         32, chemin du Vieux Chene
                                         38240 MEYLAN
                                         FRANCE
                                         Ph: (011) 33.76.41.42.43
                                         Fax: (011) 33.76.41.42.41

                       NP's Administrators shall be:
                       PRIMARY ADMINISTRATOR
                                         Mitch Strobin
                                         Network Peripherals, Inc.

                                         Milpitas, Ca. 95035
                                         Ph: (408) 321-7300
                                         Fax: (408) 321-9218

                        SECONDARY ADMENISTRATOR
                                         William F. Kelly
                                         Network Peripherals Inc.
                                         Milpitas, Ca. 9503
                                         Ph: (408) 321-7300
                                         Fax: (408) 321-9218

29.0          GENERAL.

              29.1 Entire Agreement. This Agreement and all of its referenced Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior proposals, negotiations and communications, oral or written, between the parties with respect to the subject matter hereof. No deviation from these provisions shall be binding unless in writing and signed by an authorized representative of the party to be charged.

              29.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and wholly to be performed in California by residents of California. The parties specifically agree that the 1980 United Nations Convention on the International Sale of Goods shall not apply to this Agreement. The parties agree that the exclusive jurisdiction and venue of any action between the parties arising out of this business relationship, including disputes that may arise following termination of this Agreement, shall be the Superior Court of California for the County of Santa Clara or the United States District Court for the Northern District of California and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for purposes of such action.

              29.3 Assignment. The rights, duties and obligations either party under this Agreement may not be assigned in whole or in part by operation of law or otherwise without the prior express written consent of the other party, which consent shall not be unreasonably withheld, and any attempted assignment of any rights, duties or obligations hereunder without such consent shall be null and void, except that SunConnect may assign its rights and obligations without NP's consent, to a corporation or other entity which is controlled by, under common control with, or controls SunConnect Microsystems, Inc. This Agreement shall be binding on the parties and their respective successors and permitted assigns.

              29.4 Notices. Any notice required or permitted to be given under this Agreement shall be given in writing and shall be deposited, postage prepaid, certified mail return receipt requested, in the United States mail, addressed to SunConnect or NP as the case may be, at the address set forth above or at such other address as may be given in writing.

              29.5 Waivers, Severability. All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently. Failure by either party to enforce any provision shall not be deemed a waiver of future enforcement of that or any other provision. In the event that any portion of this Agreement shall be held to be unenforceable, the remaining portions of this Agreement shall remain full force and effect.

              29.6 Force Majeure. Neither party shall be liable for any delay or failure in performance hereunder caused by acts of God or other cause beyond the parties control and without fault or negligence of such party. In the event NP fails to deliver OEM Product due to such causes, SunConnect may suspend this Agreement in whole or in part for the duration of the delaying cause, and at SunConnect's option, buy the OEM Product(s) elsewhere and deduct from any milestone or commitment to NP the quantity so purchased. NP shall resume performance under this Agreement immediately after the delaying cause ceases and, at SunConnect's option, extend the Initial Term and/or Term for a period equivalent to the length of time the excised delay endured.

              29.7 Survival. Notwithstanding the termination or expiration of the term of this Agreement or any renewal period thereof, it is acknowledged and agreed that those rights and obligations which by their nature are intended to survive such expiration or earlier termination shall survive including, without limiting the foregoing, Sections 15.7, 15.8, 20, 21, 23, 25, and 29.

              29.8 Exhibits. The following is the list of Exhibits which are attached hereto and incorporated herein by this reference as if set forth in full:

              Exhibits A, A-1 and A-2: Product Specification

                       A-3    Pre-FCS Quality Assurance Plan
                       A-4    BOM
                       B.     Development Schedule
                       C.     Sun-Unique Elements
                       D.     * "Confidential portion has been omitted and filed
                              separately with the Commission."
                       E.     Support *
                       F.     Procedures  for Board  Replacement  (In and out of
                              warranty)
                       G.     [This Exhibit does not exist]
                       H.     [This Exhibit does not exist]
                       I.     * "Confidential portion has been omitted and filed
                              separately with the Commission."
                       J.     Quality Systems Manual
                       K.-1   Inbound/Outbound Packaging Requirements *
                       K-2    Engineering  Specification for Part Identification
                              Label * -
                       K-3    Corporate Shipping Container Graphics Guideline *
                       K-4    Shipping Carton Color Standard *
                       K-5    Specification  for A SunConnect  Color  SunConnect
                              Medium Purple *
                       K-6    Routing Guide *
                       L.     [This Exhibit does not exist]
                       M.     List  of  SunConnect  Suppliers  from  whom NP can
                              purchase

                       N.     Pricing and Leadtimes
                       0.     Shipping Reports
                       R      EDI *
                       Q.     Information Required for Contingent Manufacturing


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Accepted for SunConnect:                        Accepted for NP:

SUN TECHNOLOGY ENTERPRISES, INC.                NETWORK PERIPHERALS INC.


BY:     ____________________________            BY:     ________________________


NAME:   ____________________________            NAME:   ________________________


TITLE:  ____________________________            TITLE:  ________________________


DATE:   ____________________________            DATE:   ________________________

                          Exhibit A: SunLink FDDI/S3.x
                          Product Specifications

                          ______________________________________________________

                          * "Confidential portion has been omitted and filed separately with the Commission."

                          Exhibit A-1: SunLink FDDI/S3.0
                          Product Specifications

                          ______________________________________________________

                          This document defines the SunLink FDDI/S 3.0 product line.

                          Please refer to the exhibit A for general description of the product line.

                          A more detailed specification is given below.


                          * "Confidential portion has been omitted and filed separately with the Commission."

                          Exhibit A-2: SunLink FDDI/S3.1
                          Product Specifications

                          ______________________________________________________

                          This document defines the SunLink FDDI/S 3.1 product line.

                          Please refer to the exhibit A for general description of the product line and to the exhibit A-1 for general description of the SunLink FDDI/S 3.0 products.

                          As a general policy, the SunLink FDDI/S 3.1 products are a superset of the SunLink FDDI/S 3.0 products. All the hardware, driver, compatibility, performance, security, compliance, packaging, documentation, etc., features described in the SunLink FDDI/S 3.0 specifications are applicable to the SunLink FDDI/S
                          3.1 products.

                          This document only describes new additional features which may not be included in the SunLink FDDI/S 3.1 products.

                          All the functionalities described in this specification are already described as optional features in the SunLink FDDI/S 3.0 specification. Therefore, they may already be included in the SunLink FDDI/S 3.0 products. Depending on the number and the importance of the features which are not included in the SunLink FDDI/S 3.0 products and remain to be implemented, SunConnect may decide not to require the release of the SunLink FDDI/S 3.1 product line.


                          * "Confidential portion has been omitted and filed separately with the Commission."

                          Exhibit A-3: SunLink FDDI/S3.x
                          Pre-FCS Quality Assurance Plan

                          ______________________________________________________

                          * "Confidential portion has been omitted and filed separately with the Commission."

                                   EXHIBIT A-4
                          FDDI/S 3.0 PRODUCT DEFINITION
                 for OEM Products including Derivative Products


* "Confidential portion has been omitted and filed separately with the Commission."

                          Exhibit B: SunLink FDDI/S 3.x
                          Development Schedule and Deliverables

                          ______________________________________________________

                          * "Confidential portion has been omitted and filed separately with the Commission."

                          Exhibit C: SunLink FDDI/S3.x
                          Sun Unique Elements

                          ______________________________________________________

                          * "Confidential portion has been omitted and filed separately with the Commission."

                                    EXHIBIT D


* "Confidential portion has been omitted and filed separately with the Commission."

                                  SCHEDULE D-1


* "Confidential portion has been omitted and filed separately with the Commission."

                                    EXHIBIT E
                              SUPPORT REQUIREMENTS

1.      DEFINITIONS

         1.1 "Supported Products" means the SunLink FDDI/S v. 1.0 and 2.0 (both software and hardware components) and the OEM Products.

         1.2 "Enhancement Release" means a hardware or software product which typically includes incremental improvements to a product's functionality or performance. An Enhancement Release is generally characterized by a single digit change to the right of the decimal point (tenths) of an existing version of a software product, i.e., X.(X).X.

         1.3 "Escalation" means a bug, error or other problem with the Supported Products that is referred by SunConnect to NP. Escalations are rated according to their severity (urgency for response) as follows:

                   o   Meltdown/Priority   1  Escalations   are  problems  which
                       require an immediate response, such as the customer's system being down.

                   o Hot/Priority 2 Escalations are problems which require a very prompt but not an immediate response, such as the customer's system being operational but with significant degradation or loss of features.

                   o Warm/Priority 3 Escalations are problem which do not require as immediate or prompt a response as Meltdown/Priority 1 or Hot/Priority 2 Escalations because they have a less severe impact on the customer.

         1.4 "Maintenance Release" means a release of a software product or component typically to correct errors to enable the product or component to meet its published functionality. A Maintenance Release is usually developed to incorporate error corrections and/or patches. A Maintenance Release is typically characterized by a change in the digit to the extreme right of the decimal point (hundredths) of an existing version of a software product, i.e., X.X.(X).

         1.5 "Services" means the on-call support, escalation management, problem determination, maintenance and other software support services.

         1.6 "Workaround" means a method a customer can use to avoid a problem. Provides a customer with short term approach to dealing with known problems.

2.      NP SUPPORT OBLIGATIONS

         2.1 On-Call Support and Escalation Management. Escalations will be referred to NP only by the SunConnect designated contact person(s). NP shall provide engineering support for Supported Products and shall have available sufficient trained and qualified support engineers to perform Services within the response times set forth as follows:

-------------------------- -------------------------- ------------------------- ---------------------------
                           SunConnect Callback;
                           NP Engineer Assigned;                                Fix, Workaround, or
                           Initial action Plan to                               Long-Term Action Plan
      Call Priority        SunConnect                      Status Reports       to SunConnect
-------------------------- --------------------------------------------------------------------------------
            1              * "Confidential portion has been omitted and filed separately with the
                           Commission."
-------------------------- --------------------------------------------------------------------------------
            2              * "Confidential portion has been omitted and filed separately with the
                           Commission."
-------------------------- --------------------------------------------------------------------------------
            3              * "Confidential portion has been omitted and filed separately with the
                           Commission."
-------------------------- --------------------------------------------------------------------------------


Days and hours shall be measured according to continuous business hours. Defined as: Monday through Friday; 8:00 am to 5:00 pm Pacific Time, excluding US nationally recognized holidays. NP shall meet response time requirements for at least 90% of calls or reports from SunConnect.

                                EXHIBIT E (con't)

         2.2 Support Information Access: The SunConnect Contact Person will be responsible for assigning Escalations to NP and for providing NP with appropriate background information related to such Escalations. Such information may include prior analysis or traces performed on the problem, and any relevant bug track entries. All requests by NP for additional information relating to a particular Escalation shall be addressed to and responded to by SunConnect's Contact Person or such other person as may be designated by SunConnect.

         2.3 Problem Determination. NP is responsible for (i) determining the nature and cause of an Escalation; and (ii) creating a problem/solution synopsis for each Escalation. The initial action plan shall include the responsible engineer assigned, results of the initial investigation, verifying that it is a bug and a fix/workaround will be provided, what will be the next steps taken, when a fix/workaround and update will be provided.

         2.4 Workarounds. NP shall attempt to provide Workarounds wherever appropriate in response to Escalations until a Modification can be created. Appropriate documentation/integration notes are required. Information regarding Workarounds shall be submitted by NP to SunConnect.

         2.5 Error Corrections/Patches. NP shall use reasonable efforts to create Patches to fix Supported Product defects and test and integrate any such fix in a format acceptable to SunConnect. NP shall provide Patches to SunConnect in an object code master copy for duplication and distribution. NP will maintain a copy of all Patches and problem workarounds produced and will make backup tapes containing all then current source and patch directories for the Supported Products available for inclusion into the Escrow Account.

         2.6 Transfer of Responsibility. If ongoing support will be provided by someone other than NP, NP agrees to make reasonable efforts to notify SunConnect to preliminary details of the transition agreement a minimum of 90-days in advance of the transaction of SunConnect to verify the new owner is prepared to assume the responsibility. NP shall make best efforts to address issues that impact SunConnect's support operations.

         2.7 * "Confidential portion has been omitted and filed separately with the Commission."

         2.8 * "Confidential portion has been omitted and filed separately with the Commission."

         2.9 Inability to Support FDDI 1.0 and 2.0. If, after the diligent exercise of all reasonable commercial efforts NP is unable to provide support, workarounds; or spares for SunLink 1.0 or 2.0 products, then NP may notify SunConnect's Administrator and shall provide SunConnect with all information relating to the problem and NP's efforts to resolve such problem. Upon receiving the required notice and information from NP, SunConnect shall assume responsibility for developing a solution, with NP's reasonable assistance.

                                EXHIBIT E (con't)

3.     TRAINING AND CONSULTATION

         3.1 Transfer of Information (TOI). This Section 3.1 shall not apply to Maintenance Releases. For each new Enhancement Release, NP shall ensure SunConnect receives Transfer of Information (TOI) ten (10) weeks prior to product release. The Initial TOI will be completed by FCS Code Freeze. NP shall offer one train-the-trainer session at a central SunConnect designated facility, and agrees to videotape the session for SunConnect duplication and distribution. The Initial TOI will be ready within seven (7) days following FCS Code Freeze. Content of the TOI must include the following to a sufficient level of detail:

                  Product Overview
                           Features
                           Limitations
                           File Descriptions
                           External Specification (Functional Spec)

                  Theory of Operation - detail of installation,  configuration
                           Walk through of product install, config, deinstall

                  Troubleshooting/Diagnostics
                           Known Bugs
                           Common User Errors
                           Troubleshooting tools and Diagnostic techniques Support Center requirements

                  Recommended Support Strategy

         3.2 Customer Training. Upon SunConnect's specific request and with NP's agreement, NP shall be available to participate in training of SunConnect's distributors and resellers in providing support services for the Supported Products. Such training may include both creating and conducting training programs.

         3.3 Responses to Questions. NP shall answer technical questions on the Supported Products from SunConnect's "support" alias, or other such restricted access aliases for support purposes. Until NP is provided access to such aliases SunConnect shall monitor such aliases and provide NP the questions that require answers. NP agrees to use reasonable commercial efforts to meet such response time guidelines that might exist for such aliases. Upon SunConnect's specific request, NP agrees to assist, as appropriate, in responding to technical questions from Sunconnect's other aliases for the Supported Products, including without limitation questions received via the "net amb" and "fddi-interest" email aliases.

4.      NEW OEM PRODUCT RELEASE SUPPORT DELIVERABLES

         4.1 Support Deliverables. This Section 4.1 shall not apply to Maintenance Releases nor to the initial release of the OEM Products. For each new Enhancement Release of the OEM Products, NP shall ensure that support deliverables are provided to SunConnect within the time frame required to ensure support readiness at product introduction:

              Deliverable:                                Weeks Prior to FCS:

              Product/Doc Evaluation Copy                 *  "Confidential
              Product/Structure Information                   portion has been
              Business Information & TOI Information          omitted and filed
              Electronic copy of SW/Docs                      separately with
                                                              the Commission."

                                EXHIBIT E (con't)

5.          FDDI/S 1.0 and 2.0 Support

         5.1 Level of Support. NP shall provide hardware and software support for the FDDVS 1.0 and 2.0 products to the extent of Maintenance Releases only.
NP shall not be required to manufacture or make substantial changes to the hardware. If hardware changes are required and SunConnect requests NP to manage the change process then SunConnect will be responsible for all SunConnect approved expenses incurred by NP.

         5.2 Platforms Supported. The following system platforms shall be supported:

              * "Confidential portion has been omitted and filed separately with the Commission."

         5.3 Operating Systems Supported. The following Sun Operating Systems shall be supported:

              * "Confidential portion has been omitted and filed separately with the Commission."

         Exhibit F

         _________________________________________________________________

         Network Peripherals
         Out of Warranty Repair Policy 1

                  Hardware Service Details


1 Network Peripherals reserves the right to change any portion of this policy in the future.

2 Network Peripherals will update records to reflect the shipment of a replacement product. In this case the * "Confidential portion has been omitted and filed separately with the Commission." warranty will be in effect for the replacement product.

3 International deliveries will be via the standard service available through the current carrier.

                                    EXHIBIT I
                            NETWORK PERIPHERALS INC.
                          SOURCE CODE LICENSE AGREEMENT


* "Confidential portion has been omitted and filed separately with the Commission."

Exhibit N: Pricing and Lead Time    (all prices in US dollars)

________________________________________________________________________________


1.     Standard OEM Products

* "Confidential portion has been omitted and filed separately with the Commission."


2.     Derivative Products

* "Confidential portion has been omitted and filed separately with the Commission."

Exhibit N: Pricing and Lead Time    (all prices in US dollars)

________________________________________________________________________________


3. Lead-time for Standard OEM Products will be * "Confidential portion has been omitted and filed separately with the Commission."


4. Flexibility of increases to Standard OEM Product orders.

                          Table 3  Lead-time vs. % Increase

                            --------------------- ---------------------
                            Lead-time             Max. % Increase
                            --------------------- ---------------------
                            12 weeks +                *  "Confidential
                            8 to 12 weeks         portion   has   been
                            6 to 8 weeks          omitted   and  filed
                            4 to 6 weeks          separately  with the
                            0 to 4 weeks          Commission."
                            --------------------- ---------------------


5.     Support of SunConnect's 1.0 and 2.0 FDDI Sbus product line.

* "Confidential portion has been omitted and filed separately with the Commission."

                                    EXHIBIT O
                                SHIPPING REPORTS


A. NP shall provide the appropriate SunConnect materials management personnel (as identified by the SunConnect Administrator) with the following reports.

1. Weekly Performance Against Schedule ("PAS") Reports on the first business day of each week, even if there has not been any change in the information since the last PAS Report. The PAS Report shall include the information specified below.

                  A. Product Information. Open purchase orders and line numbers, SunConnect's manufacturing part numbers, order date, open quantity, balance due and order status.

                  B. Shipping Information. Agreed Delivery Dates, actual ship dates, date of arrival, shipping method, and airbill or bill of lading number, if possible.

2. Outbound Shipment Report within twenty-four (24) hours of the date of any shipment of OEM Products to SunConnect. The Outbound Shipment Report shall include the information specified below.

                  A. Product Information. Purchase order and line numbers, part number, quantity

                  B. Shipping Information. Airbill or bill of lading number, carrier, expected delivery date, and name of contact person at NP to contact

B. The parties will work together to develop a prototype form of monthly summary report prior to shipment of the beta version of the OEM Products, and a final form of monthly summary report prior to FCS of the OEM Products.

                                    EXHIBIT P
                           ELECTRONIC DATA INTERCHANGE
                                 TRADING PARTNER

1.0      Definitions.

         For the purposes of this Exhibit, the following definitions shall apply:

         1.1      "EDI" means electronic data interchange.

         1.2 "Transaction Set" is the collection of data that is exchanged in order to convey meaning between the parties engaged in EDI

         1.3 "Third Party Network Service Provider" or "Provider" is a business entity that provides the service of moving and routing EDI transmissions between trading partners.

         1.4 "Enhanced Security" is a process for providing additional security, beyond what is offered by the Provider, that the trading partners may agree to use.

         1.5 "Transaction Set Control Number" or "Header Control Number" is an identifying number in the beginning of a Transaction Set that can be referenced in exchanging information.

         1.6 "Transaction Set Control Number" or "Trailer Control Number" is an identifying number at the end of a Transaction Set that must have a corresponding Header Control Number.

         1.7 "Functional Group" is a group of similar Transaction Sets that is bounded by a Functional Group header arid a Functional Group trailer.

         1.8 `Interchange Control Number' is an identifying number that is contained in the interchange header and trailer and that is used by the receiving party to acknowledge receipt of this inter-change header and trailer.

         1.9 "Data Interchange Control Number" is an identifying number that is contained in the Functional Group header segment and Functional Group trailer segment and is used by the receiving party to acknowledge receipt of a Functional Group to the sending party. This Data Element in the header and trailer segments provides the control information needed by the trading partners associated with the exchange of Functional Group information.

         1.10 "Data Element" is the smallest named unit of information in the Transaction Set.

         1.11 "Segment" or "Data Segment" is an intermediate unit of information in a Transaction Set. Segments are defined in the segment directory. The segment directory defines each Segment by its name, purpose and identifier.

         1.12 "Line Item" is a Data Element in the Transaction Set that is used to provide a specific type of Hash Total.

         1.13     "Hash Total" is the sum of values of a specific Data Element.

 2.0      Prerequisites.

          2.1     Documents, Standards.

                  Each party may electronically transmit to or receive from the other party any of the Transaction Sets listed in Exhibit P-1 and Transaction Sets which the parties, by written agreement, add to said Exhibit. All Transaction Sets shall be transmitted in accordance with the standards set forth in Exhibit P-1. Any transmission of data which is not a Transaction Set shall have no force or effect between the parties.

                  Precise procedures to be used in handling Transaction Sets are incorporated in Exhibit P-1. These procedures include assignment of confidential and unique access codes for each party which will then be used to authenticate each Transaction Set, along with such other matters as the parties consider appropriate.

         2.2      Third Party Network Service Providers.

                  Transaction Sets will be transmitted electronically to each party through any Provider with which either party may contract. The Provider for each party is identified in Exhibit P-1. Either party may change its designated Provider upon thirty (30) days prior written notice to the other party.

                  Each party shall be responsible for the costs of any Provider with which it contracts.

          2.3     System Operations.

                  Each party, at its own expense, shall provide and maintain the
                  equipment,   software,   services  and  testing  necessary  to
                  effectively and reliably transmit and receive documents.

                  If Provider is down and this prevents either party from meeting the pickup or delivery frequency agreed to, that party must notify the other party the same day.

          2.4     Security Procedures.

                  Each party shall properly use security procedures which are reasonably anticipated to: (a) ensure that all transmissions of Transaction Sets are authorized and (b) protect its business records and data from improper access. Both parties agree to preserve and safeguard the confidentiality of all data exchanged via EDI, and will not disclose any data to any third party, individual or corporation without the owning party's prior written consent.

          2.5     Electronic Signatures.

                  The parties may agree to apply special protection, where permissible, by encryption or by other means, to some or all data exchanged between them. If special protection is required, it will be identified in Exhibit P-1.

3.0       Transmissions.

          3.1      Proper Receipt.

                  Transaction Sets shall not be deemed to have been property received, and no Transaction Set shall give rise to any obligation, until accessible to the receiving party at such party's electronic mailbox.

          3.2      Verification.

                  Upon receipt of any Transaction Set, the receiving party shall promptly and properly transmit a functional acknowledgment in return within one (1) business day after receipt of a Transaction Set.

          3.3      Acceptance.

                  An electronic transmission of data shall be deemed complete and a Functional Group accepted, when the receiver of the transmission verifies by functional acknowledgment that:

                            A. The standards specified in Exhibit P-1 are met;

                            B. The actual quantity of Functional Groups, Transaction Sets, Segments, Line Items and Hash Totals received within the transmission equals the quantity the party has identified as being included, using the appropriate control fields specified in Exhibit P-1.

          3.4     Garbled Transmissions.

                  If any Transaction Set is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received Transaction Set) in a reasonable manner. In the absence of such notice, the originating party's records of the contents of such Transaction Set shall control.

          3.5      Erroneous Transmissions.

                  If either party receives a Transaction Set from the other party which differs from the applicable terms and conditions, (e.g., an Order with a price, quantity or schedule different than that mutually agreed upon), the receiving party shall promptly contact the sending party to confirm the accuracy of the Transaction Set.

          3.6     Faulty Transmissions.

                  In the event either party receives a Transaction Set which contains any evidence of faulty transmission, the receiving party shall contact the sending party, reject the Transaction Set and request that the Transaction Set be re-sent.

4.0      Terms and Conditions.

         4.1      Validity, Enforceability.

                  This Exhibit evidences the mutual intent of the parties to create a binding purchase and sale obligation pursuant to the electronic transmission and receipt of documents, specifying certain of the applicable terms. During the term of the Agreement, all obligations concerning the delivery of such Transaction Sets in written form may be fulfilled by a transmission. pursuant to the terms of this Exhibit. However, either party shall have the option, at its discretion, to transmit Transaction Sets in written form to the other party.

                  Any Transaction Set properly transmitted pursuant to this Exhibit, including without limitation Exhibit P-1 ("Signed
                  Documents"), shall be considered. in connection with any transaction, or this Exhibit, to be a "writing" and to have been "signed" and to consume an "original" when printed from electronic files or records established and maintained in the normal course of business.

                  The parties agree that the provisions of the Uniform Commercial Code, Section 2-201 ("Formal Requirements: Statute of Frauds"), shall not apply to Transaction Sets covered by this Exhibit since hard copies of Transaction Sets will not be issued, and the parties further agree that said Transaction Sets shall be deemed to satisfy any statutory or legal formalities requiring that agreements be in writing, including, but not limited to the Statute of Frauds.

                  The conduct of the parties pursuant to this Exhibit, including the use of Signed Documents properly transmitted pursuant to this Exhibit, shall, for all legal purposes, evidence a course of performance accepted by the parties in furtherance of this Exhibit.

                  The parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements be in writing and signed by the party to be bound thereby. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were not originated or maintained in documentary form.

                                   EXHIBIT P-1

1.0       Transaction Sets.

          All Transaction Sets contemplated by this Agreement shall be transmitted and formatted in accordance with the American National Standard Institute Business Data Interchange (ANSI X12) Standard, as reflected in the number, version and date column set forth below beside each Transaction Set. This also includes the data dictionary, segment directory, and transmission controls published as X12 standards.

          1.1      Transaction Sets to be transmitted by Seller to Sun.

                   Communication         Number      Version           Date
                   -------------         ------      -------           ----


          1.2     Transaction Sets to be transmitted from Sun to Seller.

                   Communication         Number      Version           Date
                   -------------         ------      -------           ----



2.0       Providers.

          All Transaction Sets contemplated by this Agreement will be channeled through Providers. Sun and Seller shall each assign a Provider as follows:

          2.1      Sun's Provider.

                   _________________________________
                   _________________________________
                   _________________________________
                   _________________________________

          2.2      Seller's Provider.

                   _________________________________
                   _________________________________
                   _________________________________
                   _________________________________

3.0       Transmission Requirements.

          For each Transaction Set, the Header Control Number Data Element must have an identical corresponding value in the Trailer Control Number Data Element for all control Segments as follows:

1 The value for the Interchange Control Number contained in Data Element ISA13 for a transmission must equal the value for Data Element IEA02 that is contained in the transmission.

2. The value for the Data Interchange Control Number contained in Data Element GS06 must equal the value for Data Element GE02 that is contained in that Functional Group.

3. The value for the Transaction Set Control Number contained in Data Element ST02 for a Transaction Set must equal the value for Data Element SE02 contained in that Transaction set.

In addition, the following requirements must be met:

A.       The  actual   quantity  of  Functional   Groups   received  within  the
         transmission must equal the quantity the trading partner has identified as being included, As contained in the IEA01 Data Element;

B. The actual quantity of Transaction Sets received with the transmission must equal the quantity the trading partner has identified as being included, as contained in the GE01 Data Element;

C. The actual quantity of Segments included within each Transaction Set must equal the quantity the trading partner has identified as being included, as contained in the SE01 field;

D. The actual quantity of Line Items included within each Transaction Set must equal the quantity the trading partner has identified as being included, as contained in the CTT01 field; and

E. The Hash Totals contained in the CTT02 field must equal the sum of values as defined in each Transaction Set.

Exhibit Q


* "Confidential portion has been omitted and filed separately with the Commission."

                     AMENDMENT #1 TO SUN MICROSYSTEMS, INC.
                       DEVELOPMENT AND PURCHASE AGREEMENT

Sun Microsystems, Inc. ("Sun") and Network Peripherals Inc. ("NP") hereby agree to amend the Development and Purchase Agreement between them dated 2/25/94 ("Agreement") as follows:

1. SunSoft, Inc., a subsidiary of Sun Microsystems, Inc., hereby transfers administration of the above referenced agreement to Sun Microsystems Computer Company, a division of Sun Microsystems, Inc.

2.     All references to "SunConnect" in the Agreement are replaced by "Sun".

3. In all sections, where applicable, reference to "Sunlink FDDI/S" is changed to "Sun FDDI(TM)".

4. In the event of a conflict between the terms and conditions of this Amendment No. 1 and the Agreement as it relates to the OEM Products listed in Exhibit N, this Amendment No. 1 shall take precedence.

5.     Reference   Section  1.4,  2.3  and  2.4.   There  are  no   "Development
       Deliverables" associated with the OEM Products set forth in Exhibit N.

6. Reference Section 1.11. Sun-unique Elements. Delete reference to "Exhibit C" and substitute "Exhibit G".

7. Reference Section 1.12. For the purpose of this Agreement "Service Providers" shall include "Sun-authorized third party maintainers (TPMs)".

8. In the third line of Section 3.3 after "documents" add "and Sun FDDI documents".

9. Add at the end of Paragraph 5. 1: "In the event of a conflict between the terms and conditions of Exhibits E and R, Exhibit R (Customer Support Provisions) attached hereto and incorporated hereby by this reference. Exhibit R shall take precedence."

10.    Delete Paragraph 5.3 in its entirety.

11. Add at the end of Section 8. 1: "NP agrees to comply with the provisions of Exhibit C, Supplier's Quality Program, attached hereto. In the event of a conflict between Exhibit C and any other exhibits regarding quality of the OEM Products, Exhibit C shall take precedence."

12. In the ninth line of Section 8.2 after "(Trademark License)" insert "and Exhibit C".

13. Delete the 4th and 5th sentence of Section 8.3.a in their entirety and substitute the following: "By the release of Sun FDDI 5.0, NP will identify and reach terms with a compact disk manufacturer. Sun will provide the necessary copyright information and product disclaimers to be included. Sun must approve the initial procedures and file organization before CD masters are created. Sun agrees to reimburse Supplier for the costs of CD mastering which are estimated at $2500 to $3000."

14. Delete Section 8.4 in its entirety and substitute the following: "8.4 Copyright Notices. Documentation shall bear copyright notice(s) as provided by Sun."

15.    In Section 8.6 after "interconnectability" insert "serviceability".

16.    Delete Section 9.3 in its entirety and substitute the following:

        "9.3 Forecast: Sun shall provide Supplier with a * "Confidential portion has been omitted and filed separately with the Commission." rolling forecast of its intended purchases by the first Monday of each month, with the first * "Confidential portion has been omitted and filed separately with the Commission." broken out by week. Such forecast is for Supplier's convenience only and shall in no way create an obligation on Sun's part to meet such forecast.

                Sun acknowledges that in order to support the agreed upon leadtime, Supplier may be required to acquire certain unique and/or long lead time materials ("Materials") well in advance of receipt of Sun's purchase orders and to support Sun's forecast. The description of Materials and their respective leadtimes are set forth in Exhibit N-1. Sun's liability for Materials is limited to those conforming materials ordered in the minimum quantities and leadtimes which were strictly necessary to build Product in order to meet Sun's purchase orders and forecast.

17.    Delete the last sentence of Section 10.4 and  substitute  the  following:
       "Sun agrees to respond to NP within ten (10) days after receipt of such notification by Sun's Administrator whether Sun accepts or rejects the price changes."

January 16, 1996    ff                 1               Network Peripherals, Inc.

18.    Delete Section 14.1 in its entirety and substitute the following:

       "14.1 Rescheduling: Sun may reschedule delivery of all or part of any purchase order, at no charge, to a date after the agreed delivery date as follows:

              Notice        Maximum Reschedule Period        Maximum Reschedules

              0-30 days     *  "Confidential  portion has been omitted and filed
                                separately  with the Commission."

              30+ days      *  "Confidential  portion has been omitted and filed
                                separately with the Commission."

              * "Confidential portion has been omitted and filed separately with the Commission."

19.    Delete Section 14.2 in its entirety and substitute the following:

       "14.2  Cancellation:

       * "Confidential portion has been omitted and filed separately with the Commission."

20. Delete Section 18.3 in its entirety and replace with " 18.3 Product Discontinuance by Sun. Sun agrees to give NP * "Confidential portion has been omitted and filed separately with the Commission." notice prior to discontinuing an OEM Product. NP shall use its best efforts to control inventory levels and costs during Product phase-out."

21. * "Confidential portion has been omitted and filed separately with the Commission."

22. * "Confidential portion has been omitted and filed separately with the Commission."

23. * "Confidential portion has been omitted and filed separately with the Commission."

24. * "Confidential portion has been omitted and filed separately with the Commission."

25.    In the sentence of Section 23.2 delete "twenty (20) days after receipt of
       notification  or  as  otherwise   agreed  to  between  the  parties"  and
       substitute "the number of days specified in Exhibit R".

26.    In the first line of  Section 24 delete  "Subject  to the  provisions  of
       Section 24.1 ("Assignment")".

27. Section 24, Administration. Delete Sun's and NP's Administrators and replace with.

       "Primary Administrator                     Secondary Administrator

       Yoshikazu (Roy) Hirotsuka                  Flora Ford
       Sun Microsystems Inc.                      Sun Microsystems Inc.
       2550 Garcia Avenue, UMIL01-120             2550 Garcia Avenue, UMIL01-103

January 16, 1996    ff                 2               Network Peripherals, Inc.

       Mountain View, CA 94041                    Mountain View, CA 94041
       Ph:(408)276-2186                           Ph: (408) 276-3945
       Fax: (408) 263-0807                        Fax: (408) 263-3592

       Meena Bhatia                               Dane Iverson Gegal Department)
       Network Peripherals, Inc.                  Network Peripherals, Inc.
       1371 McCarthy Boulevard                    1371 McCarthy Boulevard
       Milpitas, CA 95035                         Milpitas, CA 95035
       Ph:(408)321-7206                           Ph: (408) 321-7300
       Fax: (408) 321-9218                        Fax: (408) 321-9218"

28.    In Section 29.7 add at the end "and Exhibits C and R".

29.    Add at the end of Section 29.8:

       "C - Supplier's Quality Program*

       G - Sun-Unique Elements

       N-1 - Pricing and Leadtimes for New OEM Products

       R - Customer Support Provisions *

30. Add a new Section 29.9 as follows: "29.9 Environment. Consistent with the U.S. Clean Air Act of 1990, Supplier shall use reasonable efforts to give Sun as much notice as is practicable in the event Supplier uses ozone depleting chemicals in the manufacture of the Products. Sun reserves the right to reject any Products manufactured utilizing or containing such materials if Sun has not previously been notified of the same."

31. Exhibit A titled "Sun FDDI SBus Adapter 4.0 Product Specifications" is attached hereto and incorporated herein by this reference.

32. Exhibit C dated November 27, 1995 is attached hereto and incorporated herein by this reference. Exhibit C-1 dated November 29. 1995 is attached hereto and incorporated herein by this reference.

33. Exhibit G-1 dated December 20, 1995 is attached hereto and incorporated herein by this reference.

34.    Exhibit F is deleted in its entirety.

35. Exhibit N dated 2/24/94 is deleted in its entirety and replaced by Exhibit N dated November 27, 1995 attached hereto and incorporated herein by this reference.

Except as so amended, the Agreement is confirmed in its entirety.

SUN MICROSYSTEMS, INC.,                     NETWORK PERIPHERALS INC.
acting by and through its division,
Sun Microsystems Computer Company

BY:     __________________________          BY:     ____________________________

NAME:   __________________________          NAME:   ____________________________

TITLE:  __________________________          TITLE:  ____________________________

DATE:   __________________________          DATE:   ____________________________

SUNSOFT, INC.

BY:     __________________________

NAME:   __________________________

TITLE:  __________________________

DATE:   __________________________

January 16, 1996    ff                 3               Network Peripherals, Inc.

                         Exbihit A: Sun FDDI Sbus Adapter 4.0
                         Product Requirements

                         _______________________________________________________

                         * "Confidential portion has been omitted and filed separately with the Commission."

                                    EXHIBIT C
                           SUPPLIER'S QUALITY PROGRAM


* "Confidential portion has been omitted and filed separately with the Commission."

                                   EXHIBIT C-1
                    ADDITIONAL CUSTOMER SUPPORT REQUIREMENTS


* "Confidential portion has been omitted and filed separately with the Commission."

                            Exhibit G-1: Sun FDDI 4.0
                               SUN UNIQUE ELEMENTS


* "Confidential portion has been omitted and filed separately with the Commission."

                                EXHIBIT J

--------------------------------------------------------------------------------

                                                            NPI-QM-001
                                                            Copy Number: 1
                                                            Issued: 8/18/93

Network Peripherals
1371 McCarthy Boulevard
Milpitas, California 95035



                             QUALITY SYSTEMS MANUAL



                                [GRAPHIC OMITTED]








Approved:      ____________________________________
               Larry Margues, VP Manufacturing


                                                  Network Peripherals
                                                  Client Server Networking

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION:
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                Approval Signatures

Vice President Manufacturing
                               ----------------------------    -----------------

Materials Manager
                               ----------------------------    -----------------

Mfg. Engineering Mgr.
                               ----------------------------    -----------------

Production Manager
                               ----------------------------    -----------------

Manager ISO
                               ----------------------------    -----------------

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION: A
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                Table of Contents

   Section
    A            Table of Contents
    B            Revision Control Sheet
    C            Company Background
    D            Distribution Sheet
    E            Manual Structure and Status

    1.0          Introduction
    2.0          Scope
    3.0          Definitions
    4.0          Quality System Requirements
    4.1          Management Responsibilities
    4.2          Quality System
    4.3          Contract Review
    4.4          Design Control
    4.5          Document Control
    4.6          Purchasing
    4.7          Purchaser Supplied Product
    4.8          Product Identification and Traceability
    4.9          Process Control
    4.10         Inspection and Testing
    4.11         Inspection, Measuring and Test Equipment
    4.12         Inspection and Test Status
    4.13         Control of Non Conforming Product
    4.14         Corrective Action
    4.15         Handling, Storage, Packing and Delivery
    4.16         Quality Records
    4.17         Internal Quality Audits
    4.18         Training
    4.19         Servicing
    4.20         Statistical Techniques

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION: B
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------

                             Revision Control Sheet

Manual Revision Controlled By:
                                ------------------------------------------------
Copy Number:
               -----------
Manual Number
               -----------
Revision      Date         Rev/Description          By            Approved

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

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-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

-------       -------      -------------------      --------      ------------

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION: C
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                               Company Background

History

Network Peripherals was founded in March, 1989 by a group out of Sun Microsystems engineering and marketing people. The founders brought to the company extensive experience with Fiber Distributed Data Interface (FDDI) technology and with the emerging market for network computing. During 1989 the company completed a number of consulting contracts for key technology companies in the emerging FDDI market.

In 1990, backed by venture capital investors, the company began the design and manufacture of its initial product line. The first product to be introduced was an FDDI adapter for the AT/ISA bus based systems. This product was delivered to customers in September 1990. Since that time Network Peripherals has introduced the industry's most comprehensive tine of work group FDDI products.

Corporate Profile

Network Peripherals designs, manufactures and markets high speed work group networking solutions. As the computer market moves more toward client-server systems, and as the performance of these systems increases, the demands on the network are increased. Network Peripherals charter is to provide the networking solution to these work group users. Currently, the company's products are based on the FDDI standard. FDDI is an ANSI standard, 100 megabit/second local area network that has ten times the bandwidth of Ethernet.

The company's products include a wide range of network adapter cards for workstation and server systems, a tine of FDDI concentrators, and extensive software support for most network operating systems.

Network Peripherals markets products in North America through Value Added Resellers (VARs), distributors and OEMs. Outside of North America, the company utilizes distributors to deliver its products to the global marketplace.

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION: D
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------

                     Distribution List For Controlled Copies

Copy Number            Document Holder                      Location

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

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------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

------------           --------------------------           -------------------

--------------------------------------------------------------------------------
                                                       DATE: September 1993
NPI QUALITY MANUAL                                           SECTION: E
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                         1.0 MANUAL STRUCTURE AND STATUS
                         -------------------------------

This manual describes the quality management system in operation at Network Peripherals. This manual is the primary reference document for all quality related activities and is used for the purpose of auditing the effectiveness of the quality management system, where appropriate, more detail is provided in operating procedures which are in turn supplemented by work instructions.

1.1  Distribution

The Quality Manual is approved by the ISO Steering Committee upon release. Manuals are controlled and uniquely numbered and provided with revision update service through the Document Control Department. The Document Control department will be responsible for issuing the manuals and maintaining a distribution list.

1.2  Change Control

The ISO Steering Committee will circulate draft revision copies to interested parties and upon approval, Document Control will issue new controlled copies or revisions. Draft copies are not maintained but are current at the time of issue. Draft copies will be labeled "draft" with a red stamp.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 1.0
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                1.0 INTRODUCTION
                                ----------------

The work accomplished at Network Peripherals includes the design and assembly of a number of high performance work group networking products. The assembly process includes the buildup of bare Printed Circuit Boards (PCB) into finished networking products.

Information contained in this document may be amended or revised to conform with individual customers, or with other contractual requirements. When necessary, this manual and all its amendments and revisions will be coordinated with Network Peripherals management and with our customers quality control representatives.

1.1 Network Peripherals Quality Assurance

The primary means for quality assurance is inspection and test accomplished during the assembly process and as a final check prior to shipment.

The facility uses a formal documentation control system to ensure that only current revisions of needed documents are used. A Calibration control program is used, if applicable, to ensure that equipment and tools used in the facility are kept in a "fit-for-use condition." Pilot production lines are used to verify the producibility of new designs and supplier partnership programs to track and maintain the quality of components and subassemblies. Feedback on the quality of produced product comes from both internal and external customers. This feedback is used by management to evaluate and when applicable improve the quality system.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 2.0
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                    2.0 SCOPE
                                    ---------

This manual represents the top level document of the Network Peripherals quality assurance system. It applies to all product lines produced by NPI. The documented quality system that this manual represents is designed to fully meet the requirements of the International Standards Organization (ISO) series 9001 quality system requirements.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 3.0
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                 3.0 DEFINITIONS
                                 ---------------

The terms and definitions used in this manual are consistent with those of ANSI/ASQC A3-1987 "American National Standard Quality Systems Terminology." A copy of ANSI/ASQC A3-1987 is maintained by the Vice President of manufacturing.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.0
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                         4.0 QUALITY SYSTEM REQUIREMENTS
                         -------------------------------

Every product must be provided with total conformance to documented requirements. An accurate and continuous awareness of conformance is essential to ensure customer satisfaction, provide timely and effective corrective action, maximize the cost effectiveness of quality assurance activities, and provide a factual basis for planned quality improvement activities. The accomplishment of this basic objective shall be the purpose of the following elements for the quality of manufacturing.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.1
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                          4.1 MANAGEMENT RESPONSIBILITY
                          -----------------------------

4.1.1 Purpose

This section describes the means by which Network Peripherals acknowledges its responsibility for quality by providing a quality policy, establishing an individual management responsibilities, including a management representative, and conducting quality system reviews.

4.1.2 Quality Policy

Network Peripherals is committed to provide quality products that meet the schedules required by our customers and in accordance with ISO9000. Quality at NPI is an integration of efforts, innovation, ethical behavior, education, and pride in workmanship. Controls shall be established to ensure that all products provided to our customers conform to all requirements. Our quality and management ideology, listed below, is provided to new employees as part of our hiring orientation and is reinforced as part of our continuing education and training program.

                       NPI Quality and Management Ideology
                       -----------------------------------

         - Quality is a focus

         - Defects can be reduced to zero

         - Productivity and quality are synonymous

         - Workers have both the responsibility and authority to stop production

         - Quality is the responsibility of all employees

         - Quality is viewed from our customer's perspective.

         - Management is participate

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.1
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


4.1.3 Organization

The responsibility, the authority, and the interrelationship of all personnel who manage, perform, and verify work affecting quality shall be defined by the respective unit.

   4.1.3.1 Administration

         The Quality Management function shall administer the quality and the reliability aspects of our products and services. The activities dealing with product reliability and product quality can be described as follows:

         (1) Reliability Function - Primarily an engineering function, which places emphasis on the development phase of new products to ensure the following requirements:

                (a) that the  design is  inherently  reliable  with  respect  to
                    meeting  the  functional  and  life   requirements   of  the
                    applications in which the product will be used;

                (b) that the  producibility  of the  design is  consistent  with capabilities of manufacturing;

                (c) that the design  requirements  are adequately  documented on drawings and specifications;

                (d) that  sufficient  testing and  evaluation  of the product is undertaken to demonstrate its capability to meet specified requirements.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.1
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         (2)    Quality  Function - Places  emphasis on the  manufacture  of the products to ensure that dimensional, material, and visual characteristics of the design as documented on drawings, specifications, and quality standards are consistently produced; and that products of unacceptable quality are prevented from reaching the customer. This function includes both the appraisal (quality control) function and the planning/prevention (quality engineering) function. The planning/prevention function shall include initiation and follow-up of activities to prevent occurrence of product non conformance.
--------------------------------------------------------------------------------

B. Verification Resources and Personnel

         Management shall provide adequate resources and trained personnel to perform the required verification activities. These activities shall include inspection, testing and monitoring of the design, production and servicing of product. Design reviews and audits of the quality system shall be carried out by personnel independent of those having direct responsibility for the work being performed.

C. Company ISO Steering Committee

         The committee, composed of representatives from key company functions and has the following basic responsibilities:

                (1) The committee is charged with operating and enhancing the NPI Quality Process, making it highly visible to the executive staff for their active involvement.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.1
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                (2) The committee is responsible for developing and implementating company policy, systems, and procedures covering requirements for quality, reliability, and other product assurance factors of a general nature.

The Vice President of Manufacturing is the chairperson of this committee.

D. Product Training and Field Engineering Training

         Provide support to product assurance objectives by teaching user and new employees the best techniques developed for the application of NPI products. The ISO Steering Committee is responsible providing input into these training programs with regard to comp policies and procedures relating to customer quality and reliability activities.

E. Management Representative

         Management will appoint a management representative who, irrespective of other responsibilities, shall have the authority and responsibility of ensuring that the requirements of the NPI Quality Standards are implemented and maintained, and ensuring compliance with the IS09000 standards.

4.1.4 Quality System Review

         The NPI Quality System shall be reviewed at regular intervals by the ISO committee to ensure continuing suitability, effectiveness, and conformance. These reviews shall include assessment of these results of audits involving follow-up on corrective actions taken. Records of these reviews shall be maintained.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.2
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                               4.2 QUALITY SYSTEM
                               ------------------

4.2.1 Purpose

This section outlines the quality system for Network Peripherals. It provides specific information on how the system is documented, maintained and controlled.

The Quality function shall establish and maintain a documented quality system as
a  means  of  ensuring   that   products  and  services   conform  to  specified
requirements. This shall include:

A. The preparation of documented quality system. procedures and instructions in accordance with the requirements of this document.

B. The effective implementation of the documented quality system procedures and instructions.

C. The timely consideration of the following activities in meeting specified requirements:

        (1) The preparation of quality plans and quality manual in accordance with the specified requirements.

        (2) The identification and facilitation of any controls, processes, inspection equipment, fixtures, total production resources and skills that may be needed to achieve the required quality.

        (3) The updating, as necessary, of quality control, inspection, and testing techniques.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.3
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                               4.3 CONTRACT REVIEW
                               -------------------

4.3.1 Purpose

This section describes the way in which an order is assessed on receipt to ensure that the customer's requirement can be fully met.

A. Marketing/Sales functions shall be forwarding to the appropriate functions those request for quotes, contracts, sales orders and supporting customer requirement documentation in which the customer is ordering other than a standard product. This includes requests for alterations to NPI products as specified in the customer documentation.

B. Engineering or equivalent shall be responsible for determining NPI product compliance with the customer's requirements and the initiation of the cross-reference process.

C.   The quality  function shall be responsible  for  determining  those quality
     requirements   that  include   measurement  data,   performance   criteria,
     verification, audit parameters, and the like for shipping locations.

D. Manufacturing engineering shall be responsible for determining special labeling and packaging requirements.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.4
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                               4.4 DESIGN CONTROL
                               ------------------

4.4.1 Purpose

This section describes the means by which Network Peripherals controls and verifies the design of the product in order to ensure that the specified requirements are met.

4.4.2 Scope

Applies to Design Engineering functions performed at NPI. Control of design functions shall include design of products and the development of procedures that verify processes.

4.4.3 Requirements

A. Marketing will be responsible for providing Engineering and Quality Assurance with a Marketing Requirements Document (MRD) that outlines product criteria and customer expectations.

B. Marketing and Customer Service will maintain a system for providing ongoing customer feedback to Engineering and Quality Assurance to ensure that problems or customer requirements are taken into consideration in the design of new products and the manufacture of existing products.

C. Engineering will document plans that identify the responsibility for design and development activities. The plans shall describe or reference these activities and shall be updated as the design evolves.

D. Development of design, when required, shall be documented and based on stated design requirements. Documentation will include design methods, assumptions, analysis and calculations. Designs shall conform to requirements of established design guidelines and procedures.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.4
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


C.  New  Product   definition,   development,   qualification,   production  and
end-of-life activities will be carried out in accordance with Product Life Cycle Guideline, 124464

D. Design, development, qualification and review activities will be assigned to qualified staff within the appropriate business unit.

E. Designs will be reviewed, checked and approved by a qualified individual other than the individual who created the original design.

F.  Design  documentation  shall  be  clear,   identifiable,   reproducible  and
retrievable and shall ensure manufacture of the product anywhere that a similar process resides.

G. Completed designs inclusive of acceptance criteria are translated into drawings, procedures, specifications and standards. Design documents shall have a unique identification number and be revision controlled.

H. Issue and revisions of controlled documents shall be accomplished in accordance with procedure Pro-0126-02, Engineering Change Order. Changes to controlled documents shall require approval of qualified personnel in accordance with that procedure.

I. Design Verification Testing (DVT) shall be performed and documented to demonstrate product conformance to design specifications. Design may also be verified by comparing the new design with a similar proven design.

J. Product Qualification Testing (PQT) shall be performed and documented to demonstrate product/process conformance to customer requirements.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.4
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


K. Applicable design output shall be reviewed by Regulatory Engineering to ensure that it conforms with regulatory requirements and product safety requirements.

4.4.4 Applicable Documents

       Engineering Change Order, PRO-0126-0x

       Product Life Cycle Guideline, 12154212

       Pilot Run Procedure, PRO-0284-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.5
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                              4.5 DOCUMENT CONTROL
                              --------------------

4.5.1 Purpose

This section describes the control of all documents required for achieving product quality and effective operation of the quality system.

4.5.2 Requirements

A. Design Engineering shall be responsible for the preparation of drawings and specifications used to define and describe a product.

B. Document Control Department shall be responsible for control and distribution of new engineering drawings and specifications.

C. Document Control Department will coordinate the review and approval of changes to engineering documents and will maintain a master file of current revisions.

D. Affected organizational units will be responsible for the implementation of changes to engineering documents.

E. Engineering documents will be reviewed by operations personnel for adequacy to produce products that will conform to the requirements.

F. Quality Assurance will verify that current build revisions comply with engineering documentation.

G. Department managers in operations shall be responsible for maintenance of the latest build revisions in work areas.

H. Product audits will be done to assure that NPI products are being built to the current effective revision levels.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.5
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


I. Non-engineering documents, departmental procedures and work instructions shall be maintained and controlled by the responsible departments.

4.5.3 Applicable Documents

       Part Number and Bill Of Material Plan, PRO-025 I -0x

       Engineering Change Order, PRO-0 I 26-0x

       Document Control Policy Code and Procedure, PRO-0252-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.6
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                 4.6 PURCHASING
                                 --------------

4.6.1 Purpose

This section  describes  the way in which  suppliers of products and services to
Network   Peripherals  are  approved,   purchasing   documents   reviewed,   and
verification of purchased product by customers is provided.

The policy and procedures outlined in this section have been developed to insure that purchased product coming into NPI conform to specified requirements. The methods to insure conformance will be based on the ability of individual subcontractors to meet our requirements, including quality requirements. Performance on individual subcontractors will be documented and maintained.

A. Assessment of Subcontractors

Subcontractors are approved prior to use and are assessed by NPI or our customers. NPI will evaluate subcontractors by initial assessment and monitoring of performance. This selection of subcontractors and the degree of control exercised will be dependent upon the product type, subcontractor performance and customer requirements. Evaluation can range between physical audits of subcontractor quality systems to review of submitted quality documentation. When audits of subcontractor quality systems are deemed appropriate, proof of certification to the appropriate ISO 9000 series standard will be acceptable. The procedures for assessment will be in accordance with the Subcontractor Certification Program.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.6
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


B. Purchasing Data

Purchasing documents shall contain a clear description of the product or service ordered and include appropriate identification codes, numbers, references and any other relevant data. All purchasing documents will be reviewed and approved in accordance with purchasing procedures prior to release to the subcontractor.

C. Verification of Purchased Product

Customers will be allowed to verify the acceptability of the product at source or on receipt when specified in the contract.

4.6.2 Applicable Documents

       First Article Inspection, PRO-0287-0x

       Engineering Change Order, PRO-0126-0x

       Purchasing Manual, PRO-0253-0x

       Supplier Partnership and Approval Vendor List, PRO-0254-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.7
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                         4.7 PURCHASER SUPPLIED PRODUCT
                         ------------------------------

NPI currently has no Purchaser Supplied Product and does not anticipate any in the near term. Therefore, the provisions of this paragraph do not apply. In the event this condition changes, procedures will be developed.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.8
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                   4.8 PRODUCT IDENTIFICATION AND TRACEABILITY
                   -------------------------------------------

4.8.1 Purpose

This section describes the way in which product is identified and traceable throughout all stages of production, delivery, and installation.

A. Product Identification

All product is identified upon receipt by means of an attached label, storage bin label or marking on the product. Identification is maintained throughout the production stages up to the point of delivery. Product identification during delivery is provided by packing lists.

B. Product Traceability

Traceability is provided where requested and is ensured through:

o Test certificates and certificates of conformity for all purchased and purchaser supplied product.

o   The identification of all product within a specific contract.

o   The recording of all product against a specific contract.

4.8.2 Applicable Documents

RMA Process Procedure, PRO-0270-0x

Process Tag Procedure, PRO-0290-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.9
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                               4.9 PROCSS CONTROL
                               ------------------

4.9.1 Purpose

This section describes the way in which production is planned and controlled and the way special processes are identified and monitored.

A. Manufacturing Planning and Control Instructions defining manufacturing operations, processes, and handling techniques shall be provided in the form of Manufacturing Process Procedures, Process/Equipment Operating Specifications, and Operator Work instructions, as applicable. Control points within the manufacturing processes shall be defined by Quality and monitored as to minimize the variation at each stage of the process.

B. Maximum use of SQC, SPC and other appropriate techniques shall be employed to control the manufacturing processes. Process specifications shall be provided and proper operating training supplied by t he operating unit.

C. All processes shall utilize qualified personnel for inspection. Qualification requirements shall be established by the Quality department.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.10
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                           4.10 INSPECTION AND TESTING
                           ---------------------------

4.10.1 Purpose

This section describes the way in which product is inspected and tested throughout all stages of production.

4.10.2 Inspection General

NPI and subcontractor processes shall have sufficient controls at all stages of manufacturing to ensure that only acceptable product is delivered to NPI customers. Defect prevention techniques, particularly statistical process control, shall be used wherever possible.

NPI  supports  customer   requests  to  review  non  proprietary   manufacturing
inspection data, including review of SQC/SPC data.

4.10.3 Incoming Inspection

A. It shall be the responsibility of quality management to ' determine the means of verifying that suppliers meet their contractual obligations related to the quality of the procured and subcontracted items.

Where receiving inspection has been established as the means, Quality is responsible for providing the procedures, resources and training to adequately process procured items in a timely manner.

B. It shall be the responsibility of receiving inspection to identify and segregate nonconforming items so as to ensure they are not inadvertently used. Disposition of nonconforming items shall be made by the responsible engineering disciplines and the supplier shall be formally advised of both the rejection and the requirement to provide corrective action.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.10
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


C. Nonconforming product shall not be released for use unless a deviation has been processed and approved by the responsible engineering disciplines and the VP of Manufacturing Operations. All deviations shall indicate that form, fit, and function of the end item shall not be affected.

4.10.4 In-Process Inspection and Testing

All product is inspected and tested at defined stages of the production process in compliance with the appropriate quality plan or other instructions containing methods and acceptance criteria. The completion of inspections and tests are recorded and verified. Nonconforming product is identified, documented and controlled to prevent inadvertent use or installation.

4.10.4.1 Printed Circuit Board Assembly Testing

All printed circuit board assemblies (PCA's) are given a function test to ensure they operate in conformance to the product specification. All PCA's that pass test are identified with a test tag to indicate successful completion of the test. All PCA's that fail are routed through a troubleshoot, repair, and retest process until successfully passing the test. PCA's that cannot be repaired are dispositioned in accordance with paragraph 4.13 of this manual.

4.10.4.2 Printed Circuit Board Assembly Inspection.

AH printed circuit board assemblies are inspected throughout the process to insure conformance to the workmanship specifications. Nonconforming PCA's are reworked to conform to the specifications or dispositioned in accordance with paragraph 4.13 of this manual.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.10
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


4.10.5 Final Inspection and Testing

All finished product is final inspected/tested in compliance with the appropriate quality plan or other instructions containing methods and acceptance criteria. All previous inspections/tests are verified and final inspection and test results are recorded to provide evidence of product conformance.

4.10.6 Inspection and Test Records

No product will be released until all activities specified in the appropriate quality plan and other instructions have been satisfactorily completed and verified. Records which provide evidence that product has passed final inspection and/or test with defined acceptance criteria will be maintained in accordance with paragraph 4.16 of this manual.

4.10.7 Applicable Documents

         Out Of Box Audit, PRO-0283-0x

         Incoming Inspection, PRO-0266-0x

         Source Inspection, PRO-0282-0x

         Final Inspection, PRO-0285-0x

         Sub Contractor Audit, PRO-0286-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.11
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                  4.11 INSPECTION, MEASURING AND TEST EQUIPMENT
                  ---------------------------------------------

4.11.1 Purpose

This  section  describes  how  inspection,   measuring  and  test  equipment  is
controlled,   calibrated,  and  maintained  to  ensure  product  conformance  to specified requirements.

4.11.2 General

Production personnel is responsible to identify, control and assure calibration on measuring and test equipment that can affect product quality. The Quality Manager will be responsible to audit the process. The following category of equipment may be subjected to calibrated:

       Testing - Line equipment used in development, production, and testing.

Required calibration of new test equipment will be routed through an outside calibration laboratory and tested for conformance and logged into the calibration database. In the event jigs, fixtures, templates, patterns or software is used as suitable forms of inspection, they will be checked to prove that they are capable of verifying the acceptability of product prior to release for use during production. The extent and frequency of these checks' shall be determined by Manufacturing Engineering.

4.11.3 Calibration of Test Equipment

Test equipment is calibrated, if required, periodically on the basis of stability, purpose, and degree of use. The equipment is calibrated by an outside laboratory and is traceable to N.B.S. standards.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.11
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


4.11.4 Documentation

A calibration and service report is initiated for each piece of equipment under calibration lab control (CLC), and calibration frequency established.

4.11.5 Personal or Customer Furnished Equipment

Personal  or  customer  furnished  equipment   requiring   calibration  will  be
identified and subject to the same calibration requirements as facility equipment.

4.11.6 Equipment Not Requiring Calibration

Equipment not requiring periodic  calibration will be entered in the calibration
system  and  labeled  "un-calibrated   instrument,"  "Limited  calibration,"  or
"calibrate before use."

4.11.7 Applicable Documents

         Test Equipment Calibration Procedure, PRO-0124-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.12
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                         4.12 INSPECTION AND TEST STATUS
                         -------------------------------

4.12.1 Purpose

This section describes the way in which the inspection and test status of product is identified. The identification methods used will ensure only conforming product is processed or shipped.

4.12.2 Status Documentation

The inspection and test status of product will be indicated by one or more of the following: stamps, tags, labels, travelers, inspection records or when appropriate; physical location. The inspection authority responsible for the release of conforming product will be identified on the appropriate inspection records.

4.12.3 Applicable Documents

         Process Tag Procedure, PRO-0290-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.13
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                      4.13 CONTROL OF NONCONFORMING PRODUCT
                      -------------------------------------

4.13.1 Purpose

This section describes the means taken to ensure that nonconforming product is properly controlled including in-house product and customer returns. All nonconforming product and material will be identified and segregated, where practical, from the production and conforming material areas.

4.13.2 Nonconforming Review and Disposition

A report for nonconforming product will be documented, including complete identification of product and deviation from required specification or standards. This report will be forwarded to the Material Review Board for disposition. The nonconforming product will be evaluated to one of the below categories. For items that do not fit these categories, quality assurance will coordinate with supplier/customer to determine the disposition of the items.

Rework original --         The process  required to make an item  conform in its
                           entirety to drawing or specification requirements.

Repair --                  The  process  required  to make an item usable to the
                           customer's  satisfaction  without  conforming  to the
                           original  drawing  or   specification   requirements.
                           Repaired product may be regarded for alternative applications.

Use as is --               The  determination  for  nonconforming  material that
                           considers the material to be satisfactory for use as it is without adverse affects on safety, performance, interchange ability, or reliability.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.13
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


Return to Vendor --        The return of  unacceptability  items to the supplier
                           from which they were purchased.

Scrap -- The disposal of articles that cannot economically be made acceptable and are unfit for use.

4.13.3 Repaired Product

Product released following repair will be recorded in a report summarizing the non conformance and acceptance of the repair. When required by contract, these details along with any repackaging required shall be provided to the customer or NPI Manufacturing for recycling.

4.13.4 Material Review Board

AH disposition shall take place through the Material Review Board (MRB). The Material Review Board will consist of at least the following members; Prod. Scheduler, ME, Prod. Mgr. The Materials Manager is required to approve all scrap dispositions. The MRB Coordinator is responsible to coordinate with all MR.B members and obtain their approval for recommended actions. Meetings may be called at the direction of any of the members, or may be conducted using electronic mail.

4.13.5 Physical Controls

Control on nonconforming product pending action must be in accordance with the "MIM Procedure". Positive controls will be established to prevent future processing of nonconforming product until the MRB action is completed.

4.13.6 Reinspection

All rework or repaired product must be re inspected in accordance with documented procedures prior to release.

4.13.7 Applicable Documents

         Material Review Board, PRO-0125-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.14
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                             4.14 CORRECTIVE ACTION
                             ----------------------

4.14.1 Purpose

This section describes the way in which the causes of nonconforming product are investigated and corrective action implemented to prevent recurrence.

4.14.2 General

The responsibilities, authority and procedures for initiating corrective action are defined in the "Corrective Action Procedure". Non conformance's are recorded and records are reviewed by the "Closed Loop Corrective Team" to determine the causes of non conformance. Corrective action is taken as appropriate, including preventative measures to prevent any recurrence of the non conformance.

4.14.3 Analysis

Analysis of non conformance includes the review of processes, -reject reports, inspection and test reports, service reports and customer complaints.

4.14.4 Procedure or Process Changes

Changes to existing procedures required by corrective action are recorded and communicated to the appropriate personnel. Corrective actions are reviewed and follow up evaluations are accomplished to ensure they have been properly implemented and are effective.

4.14.5 Applicable Documents

         Closed Loop Corrective Action, PRO-0267-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.15
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                  4.15 HANDLING, STORAGE PACKAGING AND DELIVERY
                  ---------------------------------------------

4.15.1 Purpose

This section describes the way in which product quality is maintained during handling, storage, packing and delivery.

4.15.2 General

The procedures for handling, storage, packaging and delivery of product are referenced at the end of this section. The proper handling of PCA components is of particular concern to prevent ESD damage. Wrist straps and grounded footwear must be used where appropriate during the production process.

4.15.3 Handling

AR products will be handled in a manner so as to prevent damage or deterioration at A stages of production, delivery, or installation. Anti-static Bins, containers, pallets, trays or bags are used to move product in-house.

4.15.4 Storage

Defined storage areas are provided for product prior to use. Receipt and issue of product from stores is performed in accordance with written instructions. Storage methods maintain product quality and provide adequate product identification.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.15
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


4.15.5 Packing

Product approved for delivery is packaged in a manner that provides adequate protection from damage during storage and subsequent delivery.

4.15.6 Delivery

Following final inspection and packaging, product is shipped to customers.

4.15.7 Applicable Documents

         ESD Ground Strap Testing, PRO-0268-0x

         Receiving Procedure, PRO-0256-0x

         Shipping Procedure, PRO-027 I -0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.16
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                              4.16 QUALITY RECORDS
                              --------------------

4.16.1 Purpose

This section describes the way in which records used in the quality management system are identified, stored and maintained.

4.16.2 Responsibilities

The quality representative is responsible for collecting and recording records required in the operation. These records include (but not limited to) inspection reports, test data, calibration results, subcontractor assessment reports, and corrective action reports.

4.16.3 General

Quality records will be legible and identifiable to the product or process concerned (as appropriate). They may be in hard copy or stored in computer systems. Where agreed contractually, quality records will be made available for evaluation by the purchaser for an agreed period.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.17
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                          4.17 INTERNAL QUALITY AUDITS
                          ----------------------------

4.17.1 Purpose

This section describes how all aspects of the quality management system are audited at regular intervals to assess compliance with agreed procedures, identify any non conformance's and initiate corrective action where required.

4.17.2 Audit Plan

An audit plan is maintained to ensure all aspects of the quality management system are audited. The ISO management representative is responsible to maintain the audit plan.

4.17.3 Audit Frequency

The frequency of audits are determined by the results of previous audits and the significance of individual system activities. The minimum requirement is that the quality system activities associated with each section of this manual be audited at least once each year. Audits will include but are not limited to:
Processes, Procedures, Activities, Practices, Work Instructions, Documentation, and Knowledge of Quality Policy.

4.17.4 Qualification of Audit Personnel

Audits are performed by qualified and independent staff in accordance with internal audit procedures.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.17
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


4.17.5 Corrective Actions

The responsible manager for an audited area will review audit results and agree on the time frame for any corrective actions required. Follow-up audits will be used by management to review the continued, effectiveness of the quality system and will be maintained on file in accordance with paragraph 4.16 of this manual.

4.17.6 Applicable Documents

         Internal Audit, PRO-0288-0x

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.18
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                                  4.18 TRAINING
                                  -------------

4.18.1 Purpose

This section describes the way in which training requirements are identified, implemented and monitored throughout the facility.

4.18.2 General

All employees receive instructions in the operation of the quality management System and the management principles embodied in the quality policy as part of the hiring orientation program.

4.18.3 Manufacturing Training

All manufacturing functions that need acquired skills, and which could be adversely affected by the lack of said skills, will be identified and documented. Competence in required skills may be demonstrated by education, experience, or successful completion of training programs. Training will be provided from both internal and external sources.

4.18.3.1 Management and Team Development Training

All functions that need management and team skills, and which could be adversely affected by the lack of said skills, will be identified and documented by the appropriate person. Competence in required skills may be demonstrated by education, experience, or successful completion of training programs. Training will be provided from both internal and external sources.

4.18.4 Responsibilities

Each department head is responsible for reviewing the level of competence within their own area and identifying where additional training may be required

4.18.4.1 Training Records

Training records on individuals completing internal and external training courses will be maintained by the appropriate organization.

--------------------------------------------------------------------------------
                                                       DATE: November 1993
NPI QUALITY MANUAL                                           SECTION: 4.20
ISSUE: A                                                     REVISION: 0
--------------------------------------------------------------------------------


                           4.20 STATISTICAL TECHNIQUES
                           ---------------------------

4.20.1 Purpose

This section describes the way in which appropriate statistical techniques are utilized within the quality management system and when Statistical Process Control (SPC) is required.

4.20.2 General

Acceptance sampling plans, based on available recognized standards, are used to evaluate supplier performance and may also be used to conduct a final quality audit on finished products prior to shipment.

4.20.3 Documentation

Where appropriate, the results of statistical analyses are documented and evaluated to identify levels of performance and initiate corrective action.

4.20.4 Applicable Documents

         Inspection Sampling, PRO-028 I -0x

                                   EXHIBIT K-1

                                                      Spec Number: 425 - 1019-01
                                                                          Rev. A
                                                          Date: February 20,1992


sun
microsystems




                           Palletization Requirements
                                       for
                           Inbound/Outbound Shipments


                                   Proprietary


                             Sun Microsystems, Inc.
                               2550 Garcia Avenue
                             Mountain View, Ca 94043
                                 (415) 960-1300



                                                  This  document is the property
                                                  of Sun Microsystems,  Inc. and
                                                  contains  information which is
                                                  confidential  and  proprietary
                                                  to Sun  Microsystems,  Inc. No
                                                  part of this  document  may be
                                                  copied,      reproduced     or
                                                  disclosed  to  third   parties
                                                  without   the  prior   written
                                                  consent  of Sun  Microsystems,
                                                  Inc.

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


                                Revision History

----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
   DASH        REV         ECO NO.                DESCRIPTION OF CHANGE                 DATE          APPROVED
----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
    01          A         WO_02538                  Production Release                02/21/92        02/20/92
----------- ---------- ---------------- ------------------------------------------- ------------- ------------------

----------- ---------- ---------------- ------------------------------------------- ------------- ------------------



























----------- ---------- ---------------- ------------------------------------------- ------------- ------------------

Sun Microsystems Inc.                - 2 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


                                    Foreword

This document contains the Palletization Requirements for Inbound/Outbound Shipments of Sun and/or 3rd party products. This document may not be modified without the approval of the Manager of Corporate Packaging Engineering.

Sun Microsystems Inc.                - 3 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


                                Table of Contents

Revision History                                                               2
Foreward                                                                       3
Table of Contents                                                              4
1.0  Scope                                                                     5
2.0  Pallet Size, Construction, and Performance Requirements                   5
3.0  Pallet Loading                                                            6
4.0  Container Quantity Per Pallet                                             7
5.0  Pallet Unitization                                                        7
6.0  Pallet Stacking                                                           8
7.0  Replacement Packaging                                                     8
8.0  Exception                                                                 8

Sun Microsystems Inc.                - 4 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


1.0 Scope

     1.1 This document provides palletization requirements and guidelines for Inbound/ Outbound Sun and/or 3rd Party shipments. This document addresses Pallet Size, Construction, Performance Requirements, Loading, Unitization and Stacking.

     1.2 The technical and process related design parameters provided here are intended to allow the various Sun manufacturing sites and 3rd party vendors to palletize "like products" in a manner which is compatible with Sun's product protection, manufacturing, and distribution requirements.

     1.3 This document applies to Products which are intended to be re-shipped in the originally supplied shipping package materials.

     1.4      This   document   shall  be   superceded   by  any   specific  Sun
              Palletization Drawing for a given Product.

     1.5 It is the suppliers responsibility to provide to Sun a shipping container which is free of damage and cosmetic imperfections.

2.0 Pallet Sizes, Construction And Performance Requirements

     2.1      Pallet size shall be selected from the following list:

              48" x 40" (1219.2mm x 1016mm)
              48" x 45" (1219.2mm x 1143mm)
              Custom

              Detailed pallet drawings are available upon request from Sun Microsystems.

              2.1.1. The pallet which offers the best cube utilization for the given product shall be utilized. If either the 48" x 40" (1219.2mm x 1016mm) or 48" x 45" (1219.2mm x
                         1143mm) pallet does not offer a 85 % pallet area utilization, a custom pallet shall be investigated.

Sun Microsystems Inc.                - 5 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


              2.1.2 A custom size pallet may be required for a given product if one of the two "preferred" pallet sizes does not provide for proper palletization. Use of a custom size pallet requires the written authorization from Sun Microsystems' Packaging Engineering Department

     2.2 The.pallet shall be a Four Way Entry Notched Stringer Design (See Figure 1).

     2.3 Pallet dimensions state the length of the notched stringer first and the width of the deckboards second.

     2.4 Wood used in the construction of pallets shall be in accordance with MIL-STD-731, Groups I, II, III, and IV, standard (or better) grade.

     2.5 Nails used in the construction of pallets shall be annular ring/drive screw. 2-3 nails shall be used at each bearing point, depending on the width of the board. Nails shall be staggered to prevent component splitting.

3.0 Pallet Loading

     3.1      Carton overhang is not permitted.

     3.2 Maximum load height (including pallet) shall be no greater than 45" (1143mm).

     3.3      Maximum load weight is 2000 lbs (909.1 kg).

     3.4 Only one (1) Sun Part Number per pallet. If mixed pallet loads are necessary, prior written approval from Sun's Product Delivery Center (PDC) Engineering Services Group is required.

     3.5 Whenever possible column loading carton configuration shall be utilized. Other loading configurations (spiral or interlocking) can reduce carton compression strength by up to 50%. In addition to loading configuration, carton misalignment reduces compression strength by up to 30%. Long term storage and high humidity are other factors which can affect compressive strength. See figures 2, 3, 4, & 5.

     3.6 Cartons shall be positioned on the pallet so that the Part Identification Label on several cartons is visible from both width sides of the pallet. See figure 6

Sun Microsystems Inc.                - 6 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


4.0 Container Quantity Per Pallet

     4.1 Maximum container quantity per pallet is 72. Containers which exceed this requirement shall be overboxed in quantities of 5 or
              10. Any odd quantity of containers shall be overboxed with the void filled with a material other than polystyrene "peanuts."

5.0 Pallet Unitization

     5.1 Pallets shall be unitized to provide to Sun a shipping container free of damage and cosmetic imperfections allowing for reshipment in the original packaging.

              Unitize: Bringing several cartons together to form a single stable load.

              5.1.1 Stretch wrapping is required to secure the load and provide protection from dirt. See figure 7.

     5.2 In addition to stretch wrapping, one or more of the following methods may be required depending on the distribution environment, to insure a damage free delivery.

              5.2.1 Top pallet caps shall be used to provide protection from dirt and promote better stacking of pallets. See figure 7.

              5.2.2 Plastic banding shall be used to stabilize the load and to prevent carriers from breaking down the pallet load. If banding is used without a top pallet cap, edge guards shall be used to prevent the banding from damaging the load. See figure 7.

              5.2.3 Comer guards shall be used to provide additional compressive strength and to protect the carton corners from damage. See figure 7.

Sun Microsystems Inc.                - 7 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


6.0 Pallet Stacking

     6.1 Pallet load compression strength shall be great enough to allow stacking of pallets to 90" (2286mm). If compression strength is not great enough, corner guards outlined in Section 5, shall be utilized to increase compression strength.

7.0 Replacement Packaging

     7.1 Third parties which supply products for which Sun has not provided Packaging Drawings (i.e., Sun Carton/Graphic Layout Specification Drawing) must provide Sun with a means to obtain replacement packaging for packaging components which are damaged during transit.

              7.1.1 This replacement packaging issue will be reviewed by product. The supplier will either be required to supply the replacement packaging or specification drawings so that the packaging may be sourced by Sun.

8.0 Exceptions

8.1           Any exceptions to the requirements stated in this document must be
              approved  by  the   Packaging   Engineering   Department   at  Sun
              Microsystems, Inc., and documented in writing.

Sun Microsystems Inc.                - 8 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































                               Pallet Construction
                                    FIGURE 1

Sun Microsystems Inc.                - 9 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































                     Column Loading of Cartons on the Pallet
                                    FIGURE 2

Sun Microsystems Inc.               - 10 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































                     Spiral Loading of Cartons on the Pallet
                                    FIGURE 3

Sun Microsystems Inc.               - 11 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































                  Interlocking Loading of Cartons on the Pallet
                                    FIGURE 4

Sun Microsystems Inc.               - 12 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































                      Misalignment of Cartons on the Pallet
                                    FIGURE 5

Sun Microsystems Inc.               - 13 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments


































       Part Identification Label Visible from the Width Side of the Pallet
                                    FIGURE 6

Sun Microsystems Inc.               - 14 -                           Proprietary

February 20, 1992                                      Spec. Number: 425-1019-01
                           Palletization Requirements                     Rev. A
                                       For
                           Inbound/Outbound Shipments

































         Pallet Unitization, including Stretch Wrap, Pallet Cap, Plastic
                            Banding and Corner Guard
                                    FIGURE 7

Sun Microsystems Inc.               - 15 -                           Proprietary

                                  EXHIBIT K-2

                                                       Spec. Number: 950-1419-03
                                                                           Rev.C
                                                             Date: July 15, 1993

sun
microsystems



                           Engineering Specification
                                      for
                           Part Identification Label



                                  Proprietary



                             Sun Microsystems, Inc.
                               2550 Garcia Avenue
                            Mountain View, Ca 94043
                                 (415) 960-1300




                                                  This  Document is the property
                                                  of Sun Microsystems,  Inc. and
                                                  contains  information which is
                                                  confidential  and  proprietary
                                                  to Sun  Microsystems,  Inc. No
                                                  part of this  document  may be
                                                  copied,      reproduced     or
                                                  disclosed  to  third   parties
                                                  without   the  prior   written
                                                  consent  of Sun  Microsystems,
                                                  Inc.

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


                                Revision History

----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
   DASH        REV         ECO NO.                DESCRIPTION OF CHANGE                 DATE          APPROVED
----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
   -03          A         WO_02368                  Production Release                01/21/92        01/16/92
----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
   -03          B         WO_04150         -Reduc human readable minimal height       03/10/93        03/09/93
                                                       requirements
                                             -Add "WO" field to tape 2 labels
                                            -Update ME contact info section 12
                                         -Change all references from PDC M.E. to
                                                Supply Partner Engineer

----------- ---------- ---------------- ------------------------------------------- ------------- ------------------
   -03          C         WO_04849                    Update Page 9                   07/15/93        07/15/93
----------- ---------- ---------------- ------------------------------------------- ------------- ------------------






















----------- ---------- ---------------- ------------------------------------------- ------------- ------------------

Sun Microsystems, Inc.               - 2 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


                                Table of Contents

         Revision History                                                      2

1.       Purpose                                                               5

2.       Scope                                                                 5

3.       Document Identification                                               5

4.       Effectivity                                                           5

5.       Applicable Standards                                                  5
         5.1.     AIM-USD-3                                                    5
         5.2.     United States Department of Defense Standards                5
         5.3.     American National Standards Institute                        6

6.       Definitions
6

7.       Types of Labels                                                       6

8.       Bar Code Symbology Requirements                                       7
         8.1.     Barcode Format (Code 39)                                     7
         8.2.     Width/Ratio Requirements                                     7
         8.3.     Quiet Zones                                                  7
         8.4.     Check Digit                                                  7
         8.5.     Data Identifier Character                                    7
         8.6.     Quality Assurance Requirements                               8
         8.7.     Barcode/Print Height-Requirements                            8

9.       Label Information Requirements                                        8
         9.1.     Marketing Identification Number                              9
         9.2.     Part Number                                                 10
         9.3.     Serial Number                                               11
         9.4.     Quantity                                                    12
         9.5.     Supplier Code                                               13
         9.6.     Date Code or Manufacturing Date                             13
         9.7.     Box Count                                                   14
         9.8.     Work Order                                                  14

10.      Format and Size Requirements                                         15
         10.1.    Label Layout                                                15
         10.2.    Size                                                        15

Sun Microsystems, Inc.               - 3 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

         10.3.    Location of Label on Shipping Container                     15

11.      Label Construction and Quality                                       16
         11.1.    Label Printing                                              16
         11.2.    Reflectivity                                                16
         11.3.    Temperature/Humidity                                        16
         11.4.    Fading                                                      16
         11.5.    Adherence                                                   16

12.      Exceptions - Who to Contact                                          17

Appendix A - Sample Labels (Type I, II, III, IV)

Appendix B - Samples of Marketing Identification Numbers

Appendix C - Commodity Class Codes requiring serialization

Sun Microsystems, Inc.               - 4 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


1.       Purpose

The purpose of this specification is to identify Label Requirements for Part Identification Labels.

2.       Scope

This specification will apply to all products that are received into the Sun Microsystem's Product Distribution Center(s) and shipped out to Sun customers.

3.       Document Identification

This document shall be identified by SUN Part Number 950-1419-XX, Rev_.

4.       Effectivity

This standard is effective as of 01/01/90.

5.       Applicable Standards

This section lists industry and other standards relevant to this standard.

       5.1.   AIM USD-3

              The Automatic Identification Manufacturers (AB4) standard USD-3 defines the CODE 39 bar code structure. AIM is a product section of the Materials Handling Institute and is located at 1326 Freeport Rd., Pittsburgh, PA 15238

              The AIM USD-3 character set comprises the letters A through Z (upper case only), the digit 0 through 9, a space, a hyphen(-), a period(.), a plus sign (+), a dollar sign ($), a slash (/), and a percent sign (%).

       5.2.   United States Department of Defense Standards

              A standard issued by the U.S. Department of Defense provides excellent additional information regarding barcoding. The standard is MIL-STD-1189, Standard Department of Defense Symbology, which specifies standards for bar code symbology. The Department of Defense prefers to make MIL-STD documents available through contracting officers, meaning that an organization must have an active contract with the Department of Defense to get them. If necessary Sun Microsystems will provide access to a copy of these documents; requests should be sent to address shown in section 12.

Sun Microsystems, Inc.               - 5 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

       5.3.   American National Standards Institute

              The American National Standards Institute (ANSI) document X3A1.3, Bar Code Print Quality, specifies a standard for bar code print quality. Copies may be obtained from ANSI at 1430 Broadway, New York, N.Y. 10018.

6.       Definitions

PART IDENTIFICATION LABEL: The label that is applied to the outside of each shipping container. The primary purpose of this label is to identify the part number associated with the contents of the box. The Distribution Center uses the part number as the primary key for all processing of package within the Distribution Center for shipment to SUN customers.

SHIPPING CONTAINER: The package shipped to the customer. This package requires no further overboxing or special handling in order to ship.

BARCODE SYMBOL: Each bar code symbol is made up of a series of narrow bars/spaces. Each data character is a unique combination of wide/narrow bars and spaces (representing one human readable character); the collection of the data characters with a data identifier, a start and stop character, and a quiet zone at each end makes up the barcode symbol.

QUIETZONE: The area immediately preceding the start character and immediately following the stop character. Quiet zones contain no markings.

START/STOP CHARACTERS: The start and stop characters are used to identify the leading and trailing end of the barcode symbol. They must be included in every barcode symbol and generally represent the "asterisk" character.

7.       Types of Labels

Use of the proper label format is determined by the type of product being labeled and the size of the shipping container. There are four types of labels:

Type l: MAKE-TO-STOCK LABELS: for standard Sun product label panel greater than 3" high

Type 2:    MAKE-TO-ORDER   LABELS:  for  Sun  product  made  to  customer  order
           (deskside systems)

Type 3: SMALL BOX LABEL: for product where the label panel is less than or equal to 3" high

Type 4: MASTERPACK LABEL- for product where multiple quantities of the same part are inbound to the Distribution Center (see Appendix-A for samples of these)

Sun Microsystems, Inc.               - 6 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

8.     Bar Code Symbology Requirements

       8.1.   Barcode Format (Code 39)

              All barcodes used on the Part Identification labels will us the CODE 39 format and will conform to (AIM USD-3 or MIL-STD-1189).

       8.2.   Width/Ratio Requirements

              The minimum wide to narrow ratio shall be 2.5:1 and the nominal width of the narrow bar/space shall be .015 inches (the X dimension). The density of the barcode shall be nominally 3.70 to
              6.25 characters per inch.

       8.3.   Quiet Zones

              The quiet zones shall be a minimum of .15 inches.

       8.4.   Check Digits

              Check digits shall not be added in the barcode symbol.

       8.5.   Data Identifier Character

              A data identifier shall be the first character following the start code of the bar code symbol. This character is not to be included in the human readable line. All barcode symbols on the Part Identification Label shall have an imbedded data identifiers.

              The following data identifier codes are assigned for the different types of data:

              P - Part number
              S - Serial Number
              Q - Quantity
              D - Date or  Manufacturing  code (for  future  use)
              W - Work order number (for future  use).
              V - Supplier  code (for future use)
              M - Marketing/Product  number  (if  barcoded)
              B - Optional  Field if printed in barcode format

              No other barcodes shall be printed on the Part Identification Label. If other barcodes are needed for any other reason, they must conform to these specifications and must include a data identifier to be specified in this document. This must be approved by the Supply Partner Engineer, see address in section 12.

Sun Microsystems, Inc.               - 7 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

       8.6.   Quality Assurance Requirements

              It is the responsibility of Suppliers to provide bar coded labels that meet these specifications. Verification of the data encoded in the barcode symbol will be done using scanner equipment equivalent to scanners located in the Sun Microsystem's Distribution Center. Human readable data on the label will be inspected for legibility and format requirements.

              Suppliers will be requested to provide label samples for verification. These samples shall be provided to the Supply Partner Engineer ME for verification of scannability, format, and legibility. Rejected labels will be returned to supplier for corrections.

       8.7.   Barcode/Print Height Requirements

              The barcode height shall be a minimum of 3/8 inch; the recommended height is 1/2 inch. Human readable text shall be a minimum of 5/16" 'and a maximum of 1/2", unless otherwise specified below.

9.       Label Information Requirements

         The following data elements shall be printed on each label. Note required vs. optional fields, and those requiring barcode symbols vs those requiring human readable information only.

         The fields shall be printed in the same order as specified below, please see section 10.1 for more details.

Sun Microsystems, Inc.               - 8 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


       9.1.   Marketing Identification Number

              This is the SUN specified product number as it appears in the SUN Price List or as specified by Product Marketing.

              The   Marketing   Product   Identity   is  required  on  all  part
              identification labels.

              For "CS Only" parts that do not require a marketing identity, please add the description of the part in this field.


              FIELD NAME: MARKETING IDENTIFICATION NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              2                 3                4
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                              N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title                              None
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                           N/A
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        5/16"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                        Max 18 Char
         --------------------------- -------------------------------- ------------------------------

         See appendix B for examples.

Sun Microsystems, Inc.               - 9 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

       9.2.  Part Number

             The SUN specified Part Number is the box identification used by Sun in manufacturing and product distribution. This part number is sometimes referred to as the "manufacturing" part number of the "temporary" part number.

             The Part Number is required  on all part  identification  labels in
             human  readable  and  barcode   format,   to  include  any  special
             characters such as dashes (-) or slashes(/).

         FIELD NAME: PART NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              2                 X                4
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                               R
         --------------------------- -------------------------------- ------------------------------
         Field Title                               PN:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                            P
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        5/16"                            1/2"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length
         --------------------------- -------------------------------- ------------------------------

         FIELD NAME: PART NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       X              X                 3                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                               R
         --------------------------- -------------------------------- ------------------------------
         Field Title                               PN:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                            P
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        3/16"                           3/8"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length
         --------------------------- -------------------------------- ------------------------------

Sun Microsystems, Inc.              - 10 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

       9.3.  Serial Number

             The serial number is a unique number either designated by Sun Microsystems to the supplier or assigned by the product supplier. Serial numbers by product shall not be repeated whether multi-sourced or not.

             Commodity class codes requiring serial numbers are listed in Appendix C. Any exception to this list must be authorized in writing by Supply Partner Engineer. This document will not be used to track exceptions.

         FIELD NAME: SERIAL NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              2                 X                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                               R
         --------------------------- -------------------------------- ------------------------------
         Field Title                               SN:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                            S
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        5/16"                           3/8"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                          Max 10
         --------------------------- -------------------------------- ------------------------------
         Default = 0000

         FIELD NAME: SERIAL NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       X              X                 3                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          O                              O *
         --------------------------- -------------------------------- ------------------------------
         Field Title                               SN:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                            S
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        3/16"                           3/8"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                          Max 10
         --------------------------- -------------------------------- ------------------------------
         * Required if human readable printed                                   default = 0000

Sun Microsystems, Inc.              - 11 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

         FIELD NAME: SERIAL NUMBER

                                     ------------- --------------- ------------------ --------------
         Label Type                       X              X                 X                4
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                         N/A                             N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title
         --------------------------- -------------------------------- ------------------------------
         Data Identifier
         --------------------------- -------------------------------- ------------------------------
         Print Height, min
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length
         --------------------------- -------------------------------- ------------------------------

         If the product does not have a serial number, print four zeros in this field.

       9.4.  Quantity

             The quantity identifies how many units of the specified part number are packaged in the box. This number is usually 1 unit. If products are master boxed, this quantity shall represent the master box quantity; units inside the master box shall also be labeled per this specification. This field is not needed for type 2 labels.

         FIELD NAME: QUANTITY

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              X                 3                4
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                               R
         --------------------------- -------------------------------- ------------------------------
         Field Title                              QTY:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                            Q
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        3/16"                           3/8"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                            N/A                             N/A
         --------------------------- -------------------------------- ------------------------------

Sun Microsystems, Inc.              - 12 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

       9.5.  Supplier Code

             The Supplier Code shall identify each unique manufacturing supplier, whether a SUN manufacturing site or an outside OEM supplier. Sun manufacturing supplier codes shall identify the Sun plant code (002, 200, etc). Sun Purchasing shall assign the supplier or vendor code for all non-Sun manufacturing sites or OEM suppliers.

         FIELD NAME: SUPPLIER CODE

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              2                 3                4
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                              N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title                               SC:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                           N/A
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                         1/4"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                            3/6                             N/A
         --------------------------- -------------------------------- ------------------------------

       9.6.  Manufacturing Date

             This field shall represent the manufacturing date of the product.

             This date is required if the product is not serialized or if the product is manufactured for SUN by an outside supplier. The format of the date shall be mm/dd/yy. This field is not needed for type 2 labels.

         FIELD NAME: DATE OF MANUFACTURE

                                     ------------- --------------- ------------------ --------------
         Label Type                       1              X                 3                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                              N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title                              DOM:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                           N/A
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        1/4" *
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                         mm/dd/yy
         --------------------------- -------------------------------- ------------------------------
         *  May be stamped or hand written

Sun Microsystems, Inc.              - 13 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


       9.7.  Box Count

             This field shall represent the box count for make-to-order products (type 2 labels).

         FIELD NAME: Box Count 'Box X of N'

                                     ------------- --------------- ------------------ --------------
         Label Type                       X              2                 X                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                              N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title                           Box X of N
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                           N/A
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        5/16"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                            N/A                             N/A
         --------------------------- -------------------------------- ------------------------------

       9.8.  Work Order Number

             This field shall represent the box count for make-to-order products (type 2 labels)

         FIELD NAME: Work Order Number

                                     ------------- --------------- ------------------ --------------
         Label Type                       X              2                 X                X
         --------------------------- -------------------------------- ------------------------------
                                             Human Readable                      Barcode
         --------------------------- -------------------------------- ------------------------------
         Required/Optional                          R                              N/A
         --------------------------- -------------------------------- ------------------------------
         Field Title                               WO:
         --------------------------- -------------------------------- ------------------------------
         Data Identifier                                                           N/A
         --------------------------- -------------------------------- ------------------------------
         Print Height, min                        3/8"
         --------------------------- -------------------------------- ------------------------------
         Min/Max Length                            N/A                             N/A
         --------------------------- -------------------------------- ------------------------------

Sun Microsystems, Inc.              - 14 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

10.      Format and Size Requirements

       10.1.  Label Layout

              The label data shall be printed in the following order, noting optional vs. required or conditions determining whether to print or not as indicated by "conditional'. Please refer to previous section to determine the conditions.

              Human Readable Marketing Identification Number         Required
              Human Readable Part Number                             Required
              Barcode Part Number                                    Required
              Human Readable Serial Number                           Required
              Barcode Serial Number                                  Required
              Human Readable Quantity                                Conditional
              Barcode Quantity                                       Conditional
              Human Readable Supplier Code                           Required
              Human Readable Date of Manufacture                     Conditional
              Human Readable Box Count                               Conditional
              Human Readable Work Order Number                       Conditional

       10.2.  Size

              The recommended size of the large label is 4" x 4"(101.6mm X 101.6mm). Maximum allowed size is 6.5" x 6.5" (165.lmm x 165.lmm) The recommended size of the small label is 4" x 2"(101.6mm X 50.8mm).

              See samples. Appendix A - i thru A - iv.

       10.3.  Location of Label on Shipping Box

              Unless otherwise specified, the label shall be placed in the upper right corner of the package.

              The label shall be placed on shipping container to align with the top and right edges of the box without wrapping around either corner. Tolerance for label placement is at least 1/8" from the edge, no more than 1 inch and no more out of skew than + 1/4 inch from top edge.

              The intent of this location requirement is consistency and professional looking results.

              The part identification label shall be placed on the box so that when palletized, the label is visible when looking at the side of the pallet.

Sun Microsystems, Inc.              - 15 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

              Labels shall not be placed on the SUN logo surface of the box labels and shall not cover any other box markings such as handling symbols or box maker certificate.

              No other supplier labels shall be placed on the shipping container unless approved by Sun in writing.

11.      Label Construction and Quality

       11.1.  Label Printing

              The label must be printed with either an impact printer, a photographic composition process, or a thermal transfer process.

              White paper stock is required.

       11.2.  Reflectivity

              Reflectivity requirements shall be met in both the B633 and B900 spectral bands. The minimum reflectance of the quiet zones shall be 60 percent. The minimum reflectance of the spaces between the bars shall be 51 percent.

       11.3.  Temperature/Humidity

              The label shall be able to tolerate a range of  temperatures  from
              -40  degrees   centigrade   to  85  degrees   centigrade   without
              degradation in scanning performance or legibility.

              The label shall not be susceptible to high humidity (90%) and shall maintain legibility and adherence requirements.

       11.4.  Fading

              The label shall be fade free under both sunlight and artificial fight conditions for a period of 2 (two) years.

       11.5.  Adherence

              The labels shall not be removable. The label will not become loose or peel off for a period of 2 (two) years.

Sun Microsystems, Inc.              - 16 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


12.      Exceptions -- Who to Contact

U.S. West Coast
---------------

Sun Microsystems Computer Corporation
2550 Garcia Avenue M/S: Mil05-117
Mountain View, CA 94043-1100
Attn: Supply Partner Manufacturing Engineering
Fax: (408) 945-6498

U.S. East Coast
---------------

Sun Microsystems Computer Corporation
5 Omni Way NVS: CHL05_2
Chelmsford, MA 018424-4141
Attn: CSU Manufacturing Engineering
Fax: (508) 442-0015

Europe
------

Supplier Engineering
Sun Microsystems Scotland B.V
Springfield
Linlithgow
West Lothian
EH49 7LR
FAX- +44 (0) 506 670011

Label samples should be sent to the above address for verification.

Sun Microsystems, Inc.              - 17 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


APPENDIX A-i

TYPE 1 SAMPLE LABEL
MAKE-TO-STOCK or
DOCK-TO-STOCK PRODUCTS






SEE SPECIFICATIONS FOR DETAILS ON PRINTING
EACH OF THE FIELDS ON THIS LABEL

Sun Microsystems, Inc.              - 18 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


APPENDIX A-ii

TYPE 2 SAMPLE LABEL
MAKE TO ORDER PRODUCTS






SEE SPECIFICATIONS FOR DETAILS ON PRINTING
EACH OF THE FIELDS ON THIS LABEL

Sun Microsystems, Inc.              - 19 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


APPENDIX A-iii

TYPE 3 SAMPLE LABEL
MINI LABEL FOR
MAKE-TO-STOCK AND
DOCK-TO-STOCK PRODUCTS






SEE SPECIFICATIONS FOR DETAILS ON PRINTING
EACH OF THE FIELDS ON THIS LABEL

Sun Microsystems, Inc.              - 20 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


APPENDIX A-iv

TYPE 4 LABEL SAMPLE
MASTERPACK LABEL






SEE SPECIFICATIONS FOR DETAILS ON PRINTING
EACH OF THE FIELDS ON THIS LABEL

Sun Microsystems, Inc.              - 21 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


                                   Appendix B

To find the correct "identity" for your manufacturing part number, use INQMPPRT in the BOM or COE module of Cullinet. Enter your manufacturing part number and Cullinet will respond with the identity to print on the shipping container label.

The following are examples:

IDENTITY                   DESCRIPTION                            PART NUMBER
================================================================================

4/75S-32-P43            32MB DESKTOP SERVER-PKG                   600-2582-xx
4/40MN-8-P40            8MB MONO FR.BUF. DESKTOP PKG              600-2569-xx
4/50N-16-P43                                                      600-2886-xx
4/75GXN-32-P43          32MB MONITORLESS DESKTOP PKG              600-2841-xx

X552A                   207MB LUNCHBOX                            595-2152-xx
X559L                   CD ROM for Int Exp Pedestal               595-2348-xx
X559A                   CD ROM                                    595-1929-xx
X571A                   1.3 GB SCSI DT STORAGE MODUL              595-2253-xx
X572A                   1.3 GB SCSI Int EXPANSION DISK            595-2293-xX

X227A                   17"MONOCHROME MONITOR                     365-1100-xx
X228A                   19"MONOCHROME MONITOR                     365-1140-xx
X246A                   19"COLOR MONITOR                          365-1112-xx

X8300                   NORTH AMERICAN CTY HARDWARE KT            595-2307-xx
X8301                   UNIVERSAL COUNTRY HARDWARE KIT            595-2306-xx
X8302                   FRENCH COUNTRY HARDWARE KIT               595-2308-xx
X300Q-BLD               ELC North American Sys Acc Kit            595-2428-xx
X303Q-BLD               ELC German Sys Acc Kit                    595-2429-xx

X9301Y                  SS IPC OWNER'S SET IN ENGLISH             855-1481-xx
X9302Y                  SS IPC OWNER'S SET IN FRENCH              855-1514-xx
X9301U                  SS IPX OWNER'S SET IN ENGLISH             855-1502-xx

X116Q                   16MB MEMORY EXP                           F501-1822-xx
X104Y                   4MB MEMORY EXPANSION MODULE               595-2108-xx
X104H                   4MB MEMORY EXPANSION MODULE               X104H
X116Y                   16MB MEMORY EXP                           595-2109-xx
X168A                   64MB ECC Memory Exp SIMM                  595-2361-xx

SPRN-TONER              TONER, CARTRIDGE, ZEBRA                   365-1124-xx
SPRN-DRUM               DRUM, CARTRIDGE, ZEBRA                    365-1125-xx

Sun Microsystems, Inc.              - 22 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label

UG-RMA                                                            850-1880-xx

X1008A                  OPT ASSY,SPIFF W/DRIVER,5VDC              605-1291-xx
X1009A                  High-Speed Serial Interface/SBus          605-1301-xx

HSS-1.0-X-X-9           HSI/S Documentation                       855-1526-xx
X180A                   32 KEY BUTTON GRFX 1/0 DEVICE             595-1865-xx
X190A                   8DIAL GRFX INPUT VALUATOR BOX             595-1737-xx

SX-9A                   BEG GD MMBX                               851-1028-xx
SX-9B                   SYS ADMIN MINIBX                          851-1029-xx
SX-9C                   SYS REF MINIBX                            851-1018-xx
SX-9D                   PRGR GDS MINIBX                           851-1019-xx
OWN-2.0-X-X-9U          ONW V2 MNL ENDUSR                         851-1035-xx

Contact the Supply Partner Engineer if there are any questions regarding identities.

Sun Microsystems, Inc.              - 23 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


                               Appendix B Addendum

SOFWARE PRODUCTS
----------------

NAME_REV_MEDIA               (15 characters maximum)

NAME:                 This is the name of the tape program
                      8 characters max; 3 characters minimum

REV:                  This is the revision number of the media

MEDIA:                TP (1/4" tape), CD, or MAN (manuals)


EXAMPLES:
---------

NWSPRNT 1.0 TP

OS 4.1.1B CD

FORTRAN 1.0 CD

OWN 1.0.1 TP

COBOL 1.0 MNL

Sun Microsystems, Inc.              - 24 -                           Proprietary

July 15, 1993                                          Spec. Number: 950-1419-03
                           Engineering Specification
                                       for
                            Part Identification Label


                                   Appendix C

COMMODITY CLASS CODES REQUIRING SERIAL NUMBERS

365 - (some known exceptions)

370-

F370 -(some known exceptions)

F300-

F540-

F501 -

599-

600-

603-

605-

610-

595 - (some known exceptions)

556-

558-

565-

R365-

R595-

R599-

850-1880-

Sun Microsystems, Inc.              - 25 -                           Proprietary

                                                  Spec. Number 950-134-01 Rev. A
                                                              Date: May 31. 1989

                                   Exhibit K-4







                         Shipping Carton Color Standard
                                       for
                         Sun Blue, Red, Gray, and Black









                             Sun Microsystems, Inc.
                               2550 Garcia Avenue
                             Mountain View, CA 94043
                                 (415) 960-1300

                                Revision History

-------------- ------------ -------------- ----------------------------------------- ----------- -----------------
    DASH           REV          ECO NO.             DESCRIPTION OF CHANGE              DATE           APPROVED
-------------- ------------ -------------- ----------------------------------------- ----------- -----------------
   -01             1                                      Unreleased                 5/31/89
-------------- ------------ -------------- ----------------------------------------- ----------- -----------------
   -01             A                                  Production Release
-------------- ------------ -------------- ----------------------------------------- ----------- -----------------

-------------- ------------ -------------- ----------------------------------------- ----------- -----------------

NOTE:  This is a 2 page document

Originator:
Approved by CCB:           Date:

------------------------------------------------------------------------------------------------------------------
                                                    CCB Members
------------------------------------------------------------------------------------------------------------------
Project Mgr.                                             Test Eng.

-------------------- ------------------------------- --- ------------------- -------------------------------------
Sustain. Eng.                                            Mat'l. Plan.

-------------------- ------------------------------- --- ------------------- -------------------------------------
Mfg. Eng.                                                Prod. Contl.

-------------------- ------------------------------- --- ------------------- -------------------------------------
Q.A.                                                     Prod. Compl.

-------------------- ------------------------------- --- ------------------- -------------------------------------
C.S.D.                                                   Other

-------------------- ------------------------------- --- ------------------- -------------------------------------

1. Scope

       1.1 This document specifies the color of Sun Blue which shall be printed on all non-OEM cartons.

       1.2 This document applies to all manufacturers who supply Sun with Dock to Stock Products and vendors who supply Sun with printed cartons.

2. Sun Blue

       2.1. Sun Blue, per Sun color chip 255-XXX-XX, is used for graphics on Sun product shipping packages.

       2.2. Sun Blue color chips are available for the substrates listed below. The pigments, identified in the table below, shall be combined to produce a match within the following parameters:
              a. The densitometer reading of the color chip is 90 and the maximum varience from this shall be plus or minus five points. (85-95)
              b.     The colors must match  visually when viewed under  daylight
                     5000 K

----------------------- ------------------------------------- --------------------------------------------------
Part Number             Substrate                             Flexographic Pigment Combination

----------------------- ------------------------------------- --------------------------------------------------

----------------------- ------------------------------------- --------------------------------------------------
                                                                            Color Index Pigments:
255-1007-01             Kraft

----------------------- -------------------------------------                      Red 57

255-1006-01             #1 White Corrugated
                                                                                   Blue 15
----------------------- -------------------------------------

255-1005-01             #3 White Corrugated                                        White 6

----------------------- ------------------------------------- --------------------------------------------------


           -----------------------------------------------------------


                            Locate Appropriate Color
                                    Chip Here


           -----------------------------------------------------------

3.  Sun Red, Gray, and Black

       3.1    There are  three  other  colors  that can  appear on Sun  Shipping
              Cartons:

               1.       Sun Red, per PMS 185
               2.       Sun Gray, per PMS 424
               3.       Black (no PMS reference number needed)

                                   EXHIBIT K-5


                         SPECIFICATION FOR A SUN COLOR:
                                SUN MEDIUM PURPLE
                                   950-1306-01



Contents
--------
      1.   Purpose
      2.   Scope
      3.   Color
      4.   Application of specification to drawings
      5.   Color coordinates and tolerances

1.     Purpose

       This specification establishes the values and tolerances required to define the color Sun Medium Purple.

2.     Scope

        2.1 This color definition is intended for application of material approved by Sun Microsystems.

3.     Color

        3.1     This   specification   is  consistent  with   requirements   for
                application of color set forth in the Sun General Cosmetic Specification.

4.     Application of specification to drawing

        4.1     General

                4.1.1   This   specification   is  intended  to  be  applied  in
                        conjunction with the Sun General Cosmetic Specification.

                          SPECIFICATION FOR A SUN COLOR
                                SUN MEDIUM PURPLE
                                   950-1306-01


                4.1.2 The inclusion of this specification number is adequate to completely define the color represented and controlled by this specification. However it is recommended to inlcude the English name of the color for reference.

                4.1.3 When this specification is referenced by the part drawing, all relevant values and specifications herein apply unless otherwise noted on the drawing.

5.0    Color Coordinates and Tolerances

        5.1     CIE Lab A,C,D and F

                5.1.1 Coordinates are given for 4 illuminants (CIE Lab A,C,D and F) in L*a*b* color space. Allowable tolerance ranges for each coordinate are included as part of the color definition, and may be assymetrical with respect to the center value. E is used to modify the allowable cumulative tolerance zone.

                5.1.2 Color must fall within specified tolerance ranges for all listed illuminants.

                5.1.3   Paint: The values for Sun Medium Purple are:

                        2 Deg. Observer CIE Lab

                                         L*     a*      b*   Delta E
                                                              (max.)
                           Iluminant
                                A      53.75   0.26   -8.53   0.35
                                C      54.06   3.01   -8.63   0.35
                                D      54.06   2.66   -8.53   0.35
                                F      53.73   2.39   -9.44   0.35

                           Tolerance + 0.35    0.35   0.35
                                     - 0.35    0.35   0.35

                                      2of5

                          SPECIFICATION FOR A SUN COLOR
                                SUN MEDIUM PURPLE
                                   950-1306-01

            Alternate:
            2 Deg. Observer FMC II
            Illuminant                                             Delta E

                    X         Y         Z         x         y      (max.)
            A     23.94     21.74      9.49     .4339     .3941     0.9
            C     22.25     22.03     32.00     .2917     .2888     0.9
            D     21.49     22.03     29.42     .2946     .3020     0.9
            F     21.83     21.72     18.52     .3517     .3499     0.9

            Tolerance

            +     0.9       0.9       0.9
            -     0.9       0.9.      0.9


        5.1.4   Plastic: The values for Sun Medium Purple are:

            2 Deg. Observer CIE Lab

                              L*       a*         b*      Delta E
                                                           (max.)
            Illuminant
                A           54.09     0.34      -8.26      0.45
                C           54.38     2.92      -8.32      0.45
                D           54.38     2.61      -8.26      0.45
                F           54.04     2.21      -9.09      0.45

            Tolerance
                +           0.45      0.45      0.45
                -           0.45      0.45      0.45

                                      3of5

                          SPECTFICATION FOR A SUN COLOR
                                SUN MEDIUM PURPLE
                                   950-1306-01


            Alternate:

            2 Deg. Observer FMC II

            Illuminant                                                Delta
                       X         Y         Z         x         y      (max.)
            A        24.31     22.06      9.56     .4347     .3944     1.1
            C        22.53     22.33     32.18     .2924     .2898     1.1
            D        21.77     22.33     29.61     .2953     .3029     1.1
            F        22.08     22.01     18.60     .3522     .3511     1.1

            Tolerance
            +        1.1            1.1       1.1
            -        1.1            1.1       1.1

        5.2     Spectral Reflectance

                5.2.1 Percentage of reflection given for wave length at intervals of 20 nanometers for the range 360-720 nanometers. The spectral reflectance values are intended to uniquely define the nominal color.

                                      4of5

                          SPECIFICATION FOR A SUN COLOR
                                SUN MEDIUM PURPLE
                                   950-1306-01


        5.2.2   Reflectance Values for Paint and Plastic

                    Paint           Plastic
                    -----------------------
                    NM              %RNM        %R

                    360              8.04           360               12.13
                    380             12.01           380               16.71
                    400             23.56           400               25.69
                    420             28.50           420               28.33
                    440             27.84           440               27.91
                    460             27.18           460               27.48
                    480             25.65           480               25.94
                    500             24.63           500               24.68
                    520             22.59           520               22.91
                    540             21.71           540               21.86
                    560             20.69           560               21.39
                    580             21.49           580               21.60
                    600             21.98           600               21.99
                    620             21.53           620               22.09
                    640             21.35           640               21.97
                    660             21.38           660               21.85
                    680             20.97           680               21.61
                    700             20.55           700               21.37
                    720             20.24           720               21.11
                    740             20.02           740               20.88

                                      5of5

                                    EXHIBIT M
                          LIST OF SUNCONNECT SUPPLIERS
                                    FROM WHOM
                              NP MAY PURCHASE GOODS


1.       3M
2.       Tharco


Additional parties may be added by mutual consent
NP's ability to purchase from such suppliers is dependent on agreement of the supplier.

                                    EXHIBIT N
                              Pricing and Leadtime


* "Confidential portion has been omitted and filed separately with the Commission."

                                   EXHIBIT N-1
                             Materials and Leadtimes


* "Confidential portion has been omitted and filed separately with the Commission."

                                    Exhibit R
                           Customer Support Provisions


* "Confidential portion has been omitted and filed separately with the Commission."

                                   Exhibit R-1
                             NP's Repair Facilities


* "Confidential portion has been omitted and filed separately with the Commission."

                                   Exhibit R-2
                          Sun's Repair Depots and TPMs


* "Confidential portion has been omitted and filed separately with the Commission."

                                   Exhibit R-3
                             Out of Warranty Repair


* "Confidential portion has been omitted and filed separately with the Commission."

                                   Exhibit R-4
                                   NTF Charges


* "Confidential portion has been omitted and filed separately with the Commission."

                     AMENDMENT #2 TO SUN MICROSYSTEMS, INC.
                       DEVELOPMENT AND PURCHASE AGREEMENT

Sun Microsystems, Inc. ("Sun") and Network Peripherals Inc. ("NP") hereby agree to amend the Development and Purchase Agreement between them dated 2/25/94 ("Agreement") as follows:

1. In the event of a conflict between the terms and conditions of this Amendment No. 2 and the Agreement as it relates to the OEM Products listed in Exhibit N-2, this Amendment No. 2 shall take precedence.

2.     Reference   Section  1.4,  2.3  and  2.4.   There  are  no   "Development
       Deliverables" associated with the OEM Products set forth in Exhibit N-2.

3. Within thirty (30) days after execution of this Amendment No. 2, NP will deliver all materials described in 19.2 related to SunFDDI 5.0 to Sun's designated Escrow Agent.

4.     In Section 24, Administration, change Sun's primary administrator to:

       "Mayita Sanchz
       Sun Microsystems, Inc.
       2550 Garcia Avenue, UMIL01-118
       Ph: (408) 276-2797
       Fax: (408) 945-6498"

5. Exhibit A-1 titled "SunFDDI 5.0 Product Specification", Sun Part Number * "Confidential portion has been omitted and filed separately with the Commission.", is attached hereto and incorporated herein by this reference.

6. In Exhibit C, Section 2.0. insert the following after the headings indicated:

       * "Confidential portion has been omitted and filed separately with the Commission."

7.     Exhibit F dated 4/1/93 is deleted in its entirety.

8. Exhibit G, SunFDDI 5.0 Sun Unique Elements is attached hereto and incorporated herein by this reference.

9. Exhibit N-1 dated January 18, 1996 is deleted in its entirety and replaced by Exhibit N-1 dated September 18, 1996

10. Exhibit N-2 dated November 11, 1996 is attached hereto and incorporated herein by this reference.

11. Exhibit R-3 dated December 5, 1995, is deleted in its entirety and replaced by Exhibit R-3 dated October 3, 1996 attached hereto.

Except as so amended, the Agreement is confirmed in its entirety.

SUN MICROSYSTEMS, INC.,                     NETWORK PERIPHERALS INC.

BY:     __________________________          BY:     ____________________________

NAME:   __________________________          NAME:   ____________________________

TITLE:  __________________________          TITLE:  ____________________________

DATE:   __________________________          DATE:   ____________________________

November 11, 1996 ff                   1               Network Peripherals, Inc.

                       Sun FDDI 5.0 Product Specification
                       Exhibit A-1
                       _________________________________________________________


                                             *  "Confidential  portion  has been
                                             omitted and filed  separately  with
                                             the Commission."

                      Sun FDDI Sbus Adapter 5.0
                      Product Requirements
                      __________________________________________________________


                      *  "Confidential   portion  has  been  omitted  and  filed
                      separately with the Commission."

                      Exhibit G: Sun FDDI 5.0
                      Sun Unique Elements
                      __________________________________________________________


                      *  "Confidential   portion  has  been  omitted  and  filed
                      separately with the Commission."

                                   EXHIBIT N-1
                             Materials and Leadtimes


* "Confidential portion has been omitted and filed separately with the Commission."

                                   EXHIBIT N-2
                              Pricing and Leadtime


* "Confidential portion has been omitted and filed separately with the Commission."

                                   Exhibit R-3
                             Out of Warranty Repair


* "Confidential portion has been omitted and filed separately with the Commission."